As filed with the Securities and Exchange Commission on July 31, 2001
                                            Registration No. 2-89666
===============================================================================

                        SECURITIES AND EXCHANGE COMMISION
                             WASHINGTON, D.C. 20549
                              ---------------------

                        POST-EFFECTIVE AMENDMENT NO. 16 TO
                                    FORM S-6
                    FOR REGISTRATION UNDER THE SECURITIES ACT
                    OF 1933 OF SECURITIES OF UNIT INVESTMENT
                        TRUSTS REGISTERED ON FORM N-8B-2
                             ----------------------

A.       Exact Name of Trust:
                            NATIONAL MUNICIPAL TRUST
                               Second Put Series
                     (14 Day Repurchase-Collateral Backed)

B.       Name of depositor:
                       PRUDENTIAL INVESTMENT MANAGEMENT SERVICES LLC

C.       Complete address of depositor's principal executive office:
                               100 Mulberry Street
                              Gateway Center Three
                            Newark, New Jersey 07102

D.       Name and complete address of agent for service:
                                                               Copy to:
           SCOTT WALLNER, ESQ.                         KENNETH W. ORCE, ESQ
PRUDENTIAL INVESTMENT MANAGEMENT SERVICES LLC        CAHILL GORDON & REINDEL
           100 Mulberry Street                            80 Pine Street
          Gateway Center Three                      New York, New York 10005
        Newark, New Jersey 07102

It is proposed that this filing will become effective (check appropriate box).
 __
/__/       immediately upon filing on (date) pursuant to paragraph (b);
 __
/X_/       on July 31, 2001 pursuant to paragraph (b);
 __
/__/       60 days after filing pursuant to paragraph (a);
 __
/__/       on (date) pursuant to paragraph (a) of Rule 485.

CUSIPS: 637013319R;637013335R;637013327R

Prospectus--PART I

NOTE: Part I of this Prospectus may not be distributed unless accompanied by
Part II.
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                                       NATIONAL MUNICIPAL TRUST
                                          Second Put Series
NMT                             (14 Day Repurchase--Collateral Backed)

                   STANDARD & POOR'S CORPORATION RATING: AAA
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OFFERING: The initial public offering of Units in the Trust has been completed. The Units offered hereby are issued and outstanding Units which have been acquired by the Sponsor either by purchase from the Trustee of Units tendered for redemption or in the secondary market. See 'Rights of Unit Holders--Redemption--Purchase by the Sponsor of Units Tendered for Redemption' and 'Public Offering--Market for Units.' The price at which the Units offered hereby were acquired was not less than the redemption price determined as provided herein. See 'Rights of Unit Holders--Redemption--Computation of Redemption Price Per Unit.'

THE TRUST is a unit investment trust formed for the purposes of providing tax-exempt income while conserving capital through investment in a fixed portfolio of long-term municipal bonds the interest on which is exempt from all Federal income taxes (except in certain instances depending upon the Unit holder) under existing law at the time of issuance, in the opinion of bond counsel for the issuing governmental authority. All of the Bonds in the portfolio were issued on behalf of counties, territories, possessions or municipalities in the State of New York or authorities, agencies, instrumentalities or political subdivisions thereof. (See 'The Trust.') The Seller of the Bonds to the Trust has committed itself (with respect to Bonds acquired from it) to repurchase any Bonds for an amount equal to their Cost to the Trust plus accrued interest on 14 days' notice under certain circumstances. (See 'The Repurchase Commitments.') The Seller's Repurchase Commitments are secured by a security interest in the Collateral described herein. (See 'The Collateral.')

The Public Offering Price of the Units is based on the aggregate bid price of the underlying Bonds in the Trust's portfolio, divided by the number of outstanding Units, plus a sales charge equal to 3.828% of the Public Offering Price (3.986% of the aggregate bid price of the Bonds per Unit). Such charge is reduced on a graduated scale for sales involving 250 or more Units.

THE SPONSOR, although it is not obligated to do so, intends to maintain a market for the Units at prices based upon the aggregate bid price of the underlying bonds plus accrued interest to the date of settlement (see 'Market for Units'). As a result of the Sponsor's purchases in the secondary market Units may be available for purchase at a price based upon the bid side evaluation of the Bonds plus accrued interest, if any, and a sales charge of 3.828% of the Public Offering Price at the time. If such a market is not maintained, a Unit holder may be able to dispose of his Units only through redemption at prices based upon the aggregate bid price of the underlying Bonds.

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                                                                  (LOGO)
Sponsor: PRUDENTIAL INVESTMENT MANAGEMENT SERVICES LLC
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THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION NOR HAS THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY
IS A CRIMINAL OFFENSE.
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Please read and retain                                          Prospectus dated
this Prospectus for future reference                               July 31, 2001

Prudential Financial is a service mark of Prudential, Newark, NJ, and its affiliates. Securities products and services are offered through Prudential Investment Management Services LLC, a Prudential company.

                            NATIONAL MUNICIPAL TRUST
                               Second Put Series
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                               TABLE OF CONTENTS
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This Prospectus does not contain all of the information with respect to the investment company set forth in its registration statement and exhibits relating thereto which have been filed with the Securities and Exchange Commission, Washington, D. C., under the Securities Act of 1933 and the Investment Company Act of 1940, and to which reference is hereby made.
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No person is authorized to give any information or to make any representations with respect to this investment company not contained herein, and any information or representations not contained herein must not be relied upon as having been authorized. This Prospectus does not constitute an offer to sell, or a solicitation of an offer to buy, securities in any state to any person to whom it is not lawful to make such offer in such state.
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PART I                                                                                                Page
Summary of Essential Information.........................................................              A-1
The Trust................................................................................              A-5
      Portfolio..........................................................................              A-5
      The Seller.........................................................................              A-7
      The Repurchase Commitments.........................................................              A-8
      Liquidity of Bonds.................................................................              A-8
      The Collateral.....................................................................              A-9
      The Units..........................................................................             A-15
      Tax Status.........................................................................             A-15
      Expenses and Charges...............................................................             A-18
Reinvestment Program.....................................................................             A-19
Public Offering..........................................................................             A-19
      Offering Price.....................................................................             A-19
      Market for Units...................................................................             A-20
      Distribution of Units..............................................................             A-21
      Sponsor's Profits..................................................................             A-21
Rights of Unit Holders...................................................................             A-21
      Certificates.......................................................................             A-21
      Distribution of Interest and Principal.............................................             A-21
      Reports and Records................................................................             A-23
      Redemption.........................................................................             A-23
      Exchange Option....................................................................             A-24
      Tax Consequences...................................................................             A-25
Sponsor..................................................................................             A-26
      Limitations on Liability...........................................................             A-26
      Responsibility.....................................................................             A-26
      Resignation........................................................................             A-27
Trustee..................................................................................             A-27
      Limitations on Liability...........................................................             A-27
      Responsibility.....................................................................             A-27
      Resignation........................................................................             A-27
Evaluator................................................................................             A-27
      Limitations on Liability...........................................................             A-27
      Responsibility.....................................................................             A-28
      Resignation........................................................................             A-28
Amendment and Termination of the Trust Agreement.........................................             A-28
      Amendment..........................................................................             A-28
      Termination........................................................................             A-28
Code of Ethics...........................................................................             A-28
Legal Opinions...........................................................................             A-28
Independent Accountants..................................................................             A-28
Rating of Units..........................................................................             A-28
Report of Independent Accountants........................................................              F-1
Independent Auditors' Report.............................................................              F-2
Statement of Financial Condition.........................................................              F-3
Schedule of Investments..................................................................              F-9
PART II
Risk Factors Relating to New York Bonds..................................................              B-1

                            NATIONAL MUNICIPAL TRUST
                               Second Put Series
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                        SUMMARY OF ESSENTIAL INFORMATION
                              As of July 19, 2001
                   STANDARD & POOR'S CORPORATION RATING: AAA

Sponsor: Prudential Securities Incorporated(8)
Trustee: The Chase Manhattan Bank
Evaluator: Kenny S&P Evaluation Services, a division of
  J.J. Kenny Co., Inc.
Aggregate Value of Bonds in Trust(6)....................................................   $7,180,578.49
Number of Units(1)......................................................................          24,430
Fractional Undivided Interest in Trust per Unit(1)......................................        1/24,430th
Calculation of Public Offering Price per Unit:
  Aggregate Bid Price of Bonds(2).......................................................   $      293.92
                                                                                           -------------
                                                                                           -------------
  Plus Sales Charge(3)..................................................................   $       11.70
                                                                                           -------------
  Public Offering Price per Unit(4).....................................................   $      305.62
                                                                                           -------------
                                                                                           -------------
Redemption Price and Sponsor's Repurchase Price per Unit based on bid side evaluation of
  underlying bonds, $11.70 less than Public Offering Price(4)(5)........................   $      293.92
                                                                                           -------------
                                                                                           -------------
CALCULATION OF ESTIMATED NET ANNUAL INCOME PER UNIT(6):
          Estimated Net Annual Income per Unit..........................................          $22.53
                                                                                           -------------
                                                                                           -------------
Daily Rate of Estimated Net Interest Accrual per Unit...................................          $.0626
Estimated Current Return Based on Public Offering Price(7)..............................            7.37%
Estimated Long-Term Return(7)...........................................................            7.08%

------------
    (1) On the Date of Deposit, the Principal Amount of Bonds in the Trust was $32,330,252, the Number of Units outstanding was 32,325 and the Estimated Current Return was 7.35%. Any difference in the Principal Amount of Bonds in the Trust shown here from the Aggregate Principal amount shown as of the audit date in the Schedule of Investments is attributable to sales and/or calls of Bonds that have occurred between the audit date and the date hereof.

    (2) Based upon the bid prices of the portfolio securities and any appropriate cash adjustments in the principal account. See 'Public Offering--Market for Units.'

    (3) The sales charge is equal to 3.828% of the Public Offering Price (3.986% of the aggregate bid price of the Bonds per Unit).

    (4) Exclusive of accrued interest which to July 24, 2001 the expected date of settlement for the purchase of Units on July 19, 2001, was $6.15.

    (5) Based upon the bid prices of the portfolio securities and any appropriate cash adjustments in the principal account. Upon tender for redemption, the price to be paid will include accrued interest as described in 'Rights of Unit Holders--Redemption--Computation of Redemption Price per Unit.'

    (6) All of the Bonds pay principal and interest on a 'mortgage' basis. This type of payment generates monthly or semi-annual payments of combined interest and principal, which are paid to the Trust and (after deduction of Trust expenses, if any) distributed to Unit holders and are designed to reduce the principal balance of such Bonds to zero at the time of their stated maturities. Accordingly, Unit holders should anticipate the regular distribution of principal payments in increasing amounts on their Units while the amounts distributed representing interest will decrease.

    (7) The Estimated Current Return is calculated by dividing the Estimated Net Annual Income per Unit by the Public Offering Price per Unit. The Estimated Net Annual Income per Unit will vary with changes in fees and expenses of the Trustee and the Evaluator and with the principal prepayment, redemption, maturity, exchange or sale of Securities while the Public Offering Price will vary with changes in the bid price of the underlying Securities; therefore, there is no assurance that the present Estimated Current Return indicated above will be realized in the future. The Estimated Long-Term Return is calculated on a pre-tax basis using a formula which takes into consideration, and factors in the relative weightings of, the market values, yields (which takes into account the amortization of premiums and the accretion of discounts) and estimated retirements of all of the Securities in the Trust and takes into account the expenses and sales charge associated with each Unit. Since the market values and estimated retirements of the Securities and the expenses of the Trust will change, there is no assurance that the present Estimated Long-Term Return as indicated above will be realized in the future. The after-tax Estimated Long-Term Return will be lower to the extent of any taxation on the disposition of Securities. The Estimated Current Return and Estimated Long-Term Return are expected to differ because the calculation of the Estimated Long-Term Return reflects the estimated date and amount of principal returned while the Estimated Current Return calculations include only Net Annual Interest Income and Public Offering Price as of the above indicated calculation date of the Summary of Essential Information.

    (8) Effective July 1, 2001, Prudential Investment Management Services LLC (the "Sponsor") has replaced Prudential Securities Incorporated as Sponsor of the Trust. Prudential Securities Incorporated will continue to perform the portfolio supervisory services of the Trust.

                            NATIONAL MUNICIPAL TRUST
                               Second Put Series
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Evaluation Time..........................   3:30 P.M., New York Time

Record Dates.............................   The tenth day of each month

Distribution Dates.......................   The twenty-fifth day of each month to Unit Holders of record as of the immediately preceding Record Date

Date of Trust Agreement..................   May 30, 1984

Date of Deposit..........................   May 30, 1984

Mandatory Termination Date...............   December 31, 2009

Minimum Value of Trust...................   Trust Agreement may be terminated if the value of the Trust is less than $2,000,000 and must be terminated if the value of the
                                            Trust is less than $1,000,000

Portfolio Supervisor's Annual Portfolio
Supervision Fee(1).......................   Maximum $.25 per $1,000 face amount of underlying bonds

Trustee's Annual Fee(1)..................   $1.02 per $1,000 principal amount of bonds

Evaluator's Fee(1).......................   A minimum of $12.00 per evaluation per day

Number of Issues.........................   2

Number of Issuers........................   2

Number of States.........................   New York only

(2)Percentage of Multi-Family Housing
  Bonds..................................   100%

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(1) All fees are paid by the Seller up to $1.30 per Unit. In the case of the Trustee's fee the return will be higher for the quarterly and semi-annual distribution plans because of decreased fees and expenses but, in any case, as in the monthly distribution plan, all fees are paid by the Seller up to $1.30 per Unit. Currently $.19 per Unit is estimated to be paid by the Trust.

(2) The percentage indicated is the percentage of the aggregate bid price of Bonds in the Portfolio.
                                      A-2

Objectives of the Trust

    The Trust is designed to provide interest income exempt from all Federal income taxes while conserving capital through investment in a fixed portfolio of long-term, fixed-rate Bonds, and at the same time provide the investor with liquidity for the sale of Units at prices approximating the face value of the underlying Bonds. It is an objective of the Trust that, in view of the Seller's continuing collateralized Liquidity and Disposition Repurchase Commitments, which terminate upon sale of a Bond by the Trust, the value of the Bonds should not significantly decrease below their outstanding principal amounts, thereby minimizing the risk of capital depreciation while maintaining the potential for capital appreciation, in the event of a major decrease in interest rates, in comparison to other fixed-rate investments. There is no assurance that this objective can be met since it is subject to the continuing solvency of the Seller and sufficiency of Collateral provided by the Seller. Furthermore, absent a collateralized Repurchase Commitment, the market values of the underlying Bonds, and therefore the value of the Units, would fluctuate inversely with changes in prevailing interest rates and other factors.

Bonds--Repurchase Commitments

    The Bonds in the portfolio, which at the time of deposit generally bore interest rates lower than current coupon bonds, were purchased by the Sponsor, at prices equal to the Repurchase Price of the Bonds, with Collateral-backed Repurchase Commitments from the Seller attached to the Bonds. The Bonds with the Repurchase Commitments were evaluated and deposited at the face value of the Bonds. Since the Sponsor intends to buy back Units on the basis of the bid side and the Units may be redeemed at the bid side (which both should approximate the aggregate face amount of the underlying Bonds), Units will have liquidity resembling many shorter term instruments.

    The Trust acquired the Bonds from a federally chartered mutual savings bank located then in New York, New Jersey, Florida and Georgia, Anchor Savings Bank FSB (the 'Seller') which subsequently converted to a federally chartered stock savings bank, which made the following Repurchase Commitments with respect to the Bonds acquired from it:

    (i) to repurchase in an amount equal to the outstanding principal amount of the Bonds to be purchased plus accrued interest at any time on 14 calendar days' written notice by the Trust any Bond in the event it is necessary to sell any such Bond to meet redemptions of Units should such redemptions be made;

    (ii) to repurchase any such Bond at its scheduled disposition date under the Trust Indenture (the 'Disposition Date') if the Trustee elects not to sell such Bond in the open market (because a price in excess of its face amount cannot be obtained) on such date;

    (iii) to repurchase on 14 calendar days' notice any such Bond if the issuer thereof should fail to make payments of principal (and premium if any) which may be owing due to redemption prior to maturity or otherwise and interest thereon;

    (iv) to repurchase on 14 calendar days' notice any such Bond in an amount equal to unpaid principal amount plus accrued interest in the event that the interest thereon should be deemed to be taxable; and

    (v) to repurchase immediately in an amount equal to unpaid principal amount plus accrued interest of all such Bonds if the Seller becomes or is deemed to be insolvent or fails to meet its collateral requirements in certain circumstances, in which case the Seller will be in default under the Collateral Agreement and the Collateral Agent, The Chase Manhattan Bank (formerly, United States Trust Company of New York), will liquidate Collateral as described below. See 'The Trust--The Repurchase Commitments.'

    Investors should recognize that (1) they are subject to having all or part of their investment return in the form of principal distributions prior to the termination date of the Trust or, with respect to their pro rata share of any underlying Bond, the Disposition Date of such obligation, in the situations outlined in clauses (i) through (v) above and (2) should the Seller default in the performance of its obligation to repurchase any Bond, so that a liquidation of Collateral is required, it will take some time following such a default for the Collateral Agent to liquidate Collateral for the purposes of satisfying such repurchase obligation. In no event, however, will payment of redemption proceeds to Unit holders be later than seven days from the date of tender of Units for redemption.

    Any repurchase of a Bond by the Seller will be at a price based on the Bond's cost to the Trust plus interest accrued thereon to the date of repurchase ('Repurchase Price'). See 'The Trust--The Seller' herein for further information regarding the Seller.
                                      A-3

Collateral

    The types of Eligible Collateral that may be pledged under the Collateral Agreement and held by the Collateral Agent that secures the Repurchase Commitments of the Seller and the required percentages of Market Value of such type of Collateral to the Repurchase Price of the Bonds in respect to such Collateral ('Collateral Requirement') are set forth in 'The Trust--The Collateral.' Eligible Collateral includes cash; direct obligations of the United States; mortgage-backed securities guaranteed by the Government National Mortgage Association ('GNMA') or Federal Home Loan Mortgage Corporation ('FHLMC'); obligations of public nongovernmental corporations rated A by Standard & Poor's Corporation; and certain conventional, FHA insured, VA guaranteed and privately insured mortgages (if Standard & Poor's Corporation approves, which it has not yet done).

   Valuation and Maintenance of Collateral

    The Market Value of each Mortgage serving as Collateral is determined by using a discount rate determined on the basis of prevailing mortgage market rates. The Market Value of all other Collateral (other than cash) is determined by quotations provided by certain dealers. Collateral will be valued quarterly, monthly or weekly, at the election of the Seller, or more frequently whenever the Sponsor determines that market conditions require a more frequent valuation; in addition, Collateral will be valued prior to any substitution or release of any Collateral.

    Whenever the Collateral Agent notifies the Seller that the aggregate Pledge Value of its Collateral does not satisfy the aggregate applicable Collateral Requirements, the Seller is required to deposit additional Collateral within a maximum of 10 business days with an aggregate Pledge Value equal to the deficiency. If the Liquidation Value of the Collateral (market value less reasonable expenses divided by 105%) is at least equal to the Aggregate Pledge Value requirement the Collateral Agent is required, unless otherwise directed by the Sponsor, to liquidate the Seller's Collateral and to reinvest the proceeds in short-term U.S. Government securities. If the liquidation Value of the Collateral is less than the Aggregate Pledge Value of the Collateral the Collateral Agent, unless otherwise directed by the Sponsor, is required to liquidate the Collateral. Collateral held by the Collateral Agent may be withdrawn or substituted at any time by the Seller provided that the remaining or substituted Eligible Collateral meets with applicable Collateral Requirements and the Seller is not in default.

Trust Portfolio

    The Portfolio (see 'The Trust--Portfolio') consists of non-rated, long-term, fixed-rate municipal revenue obligations, none of the issuers of which has the power to levy taxes. While these Bonds have maturities ranging from 2008 to 2010, provision is made that they will be sold by the Trustee on scheduled Disposition Dates beginning in 2007 and ending in 2008 on which date the Trust will terminate. (See 'The Trust--Portfolio.') Distributions to Unit holders of their pro rata share of the principal of Bonds will be made following the disposition of such Bonds.

Special Considerations

    All of the Bonds were purchased at face value by the predecessor sponsor from the Seller which originally acquired them in the ordinary course of its business and held them in its investment portfolio prior to the sale to the predecessor sponsor. The Bonds were deposited in the Trust and any subsequent repurchase by the Seller would be based on the outstanding principal amount of the Bonds. The Bonds at the time of deposit generally bore interest at rates that were substantially below the coupons of comparable long-term bonds being issued at that time and accordingly, to the extent that interest rates remain at the prevailing rates at the time of deposit, the Bonds in the portfolio may be less attractive than such comparable long-term bonds since such long-term bonds would be valued at or above face value while paying higher interest.

    There can be no assurance that the prices that can be obtained for the Bonds at any time in the open market will exceed the unpaid principal amount of the Bonds. Additionally, there is no assurance that the Units will benefit from favorable market fluctuations to the same degree as would units of a unit investment trust composed of otherwise comparable debt obligations for which an established secondary market exists. Certain of the Bond issues in the Portfolio were issued under bond resolutions or trust indentures that do not provide for the issuance of bonds in small denominations. The predecessor sponsor believed that such Bonds would be marketable to institutions or through a participation trust arrangement, if necessary. The predecessor sponsor also believed that all the Bonds in the Portfolio would be readily marketable (at their Repurchase Price if the Repurchase Commitments were utilized or at the market value which might entail a substantial discount of the Bonds alone if such commitments were not utilized) should it be necessary for the Trustee to sell Bonds to meet redemptions. (See 'The Trust--Liquidity of Bonds.') While the Sponsor has not verified the predecessor sponsor's beliefs it has no reason to believe that such beliefs were not accurate in all material respects.

    In the event that the Seller does not honor its Repurchase Commitments, the Collateral Agent's ability to liquidate the Collateral may be impaired due to the illiquidity of certain types of Collateral, e.g., certain mortgages, or by insolvency proceedings. See 'The Trust--The Seller.' It should be noted that the Collateral Agent's liability to the Unit holders is limited. See 'The Trust--The Collateral.'

    In addition, the Trust is considered to be 'concentrated' in housing bonds of issuers located in the State of New York, backed by collateralized Repurchase Commitments of the Seller (100% of the aggregate principal amount) and in obligations of issuers located in New York (100%).

    It should be noted that Unit holders who decide to participate in the Reinvestment Program will be reinvesting in Trusts made up of municipal obligations without collateral backed Repurchase Commitments.

THE TRUST

    National Municipal Trust, Second Put Series (14 Day Repurchase--Collateral Backed) (the 'Trust'), the second of a series of similar but separate trusts, was created under the laws of the State of New York by a Trust Indenture and Agreement (the 'Trust Agreement'), dated the Date of Deposit, among Thomson McKinnon Securities Inc.*, United States Trust Company of New York, as Trustee (the 'predecessor trustee'), and Kenny Information Systems, Inc. as Evaluator. The Chase Manhattan Bank is the Trustee (the 'Trustee') of the Trust. On the Date of Deposit, the predecessor sponsor, acting for the Underwriting Account, deposited with the Trustee $32,330,252 face value amount of municipal obligations including delivery statements relating to contracts for the purchase of bonds and funds (represented by cash, cash equivalents and/or an irrevocable letter of credit issued by a major commercial bank) for the purchase of certain of such obligations (the 'Bonds'). The Trustee thereafter delivered to the predecessor sponsor a registered certificate for 32,325 Units, representing the entire ownership of the Trust, which Units were sold in an initial public offering.

    The Bonds in the portfolio, which at the time of deposit generally bore interest rates lower than then current coupon bonds, were purchased by the predecessor sponsor, at prices equal to the Repurchase Price of the Bonds, with collateral-backed Repurchase Commitments from the Seller attached to the Bonds. The Bonds with the Repurchase Commitments were evaluated and deposited at the face value of the Bonds. Since the Sponsor intends to buy back Units on the basis of the bid side and the Units may be redeemed at the bid side (which both should approximate the aggregate face amount of the underlying Bonds), Units will have liquidity (and current return) resembling many shorter term instruments.

Portfolio

    The objectives of the Trust are tax-exempt income and preservation of capital through investment in a fixed portfolio of fixed rate municipal bonds, with fixed maturities and Disposition Dates (the dates on which a Bond must be sold either on the open market or to the Seller pursuant to the Seller's Repurchase Commitment) (see 'The Trust--The Repurchase Commitments,') the interest on which Bonds, in the opinion of bond counsel, is, with certain exceptions depending on the Unit holder, exempt from all Federal income taxes. There is, of course, no guarantee that the Trust's objectives will be achieved because they are subject to the continuing ability of the issuers of the Bonds to meet their interest and principal payment requirements, maintenance of the Collateral and other factors. In view of the Trust's objectives, the following factors, among others, were considered in selecting the Bonds: (1) all the Bonds are obligations of authorities in the State of New York so that the interest on them will, in the opinion of bond counsel to the issuing governmental authorities at the time of issuance, be exempt from Federal income tax under existing law at the time of issuance (with certain exceptions depending on the Unit holder); (2) the terms and conditions of the Repurchase Commitments of the Seller with respect to the Bonds and (3) the quality and sufficiency of the Collateral securing such Repurchase Commitments.

    An investment in Units of the Trust should be made with an understanding of the risks that an investment in fixed rate debt obligations may entail. Periods of high inflation, together with the fiscal measures adopted to attempt to deal with it, have frequently resulted in wide fluctuations in interest rates and thus in the value of fixed rate long-term debt obligations generally. The Sponsor cannot predict whether such fluctuations will continue in the future. The Seller has committed to repurchase at any time on 14 calendar days' notice any Bonds acquired by the Trust from it at the Bond's Repurchase Price if it is necessary to sell any such Bond to meet redemption of Units, and, upon certain scheduled Disposition Dates, and under certain other circumstances (see 'The Trust--The Repurchase Commitments') any such
------------
* Effective July 1, 2001, Prudential Investment Management Services LLC (the 'Sponsor') has replaced Prudential Securities Incorporated as Sponsor of the Trust. Prudential Securities Incorporated will continue to perform the portfolio supervisory services of the Trust.
                                      A-5

Bond tendered to it by the Trustee at the unpaid face amount thereof plus accrued interest, which Repurchase Commitments of the Seller are collateralized. (See 'The Collateral.') Consequently, the predecessor sponsor believed that the value of the Bonds should not significantly decrease below their unpaid face amount, thereby minimizing the risk of capital depreciation on Trust Units while maintaining the potential for capital appreciation if there should be a major decrease in market interest rates, in comparison to other fixed-rate investments of comparable maturities and credit risk. While the Sponsor has not verified the predecessor sponsor's beliefs, it has no reason to believe that such beliefs are not accurate in all material respects.

    Because certain of the Bonds may from time to time under certain circumstances be sold or redeemed or will mature in accordance with their terms and the proceeds from such events will be distributed to Unit holders and will not be reinvested, no assurance can be given that the Trust will retain for any length of time its present size and composition. In general, interest accrues to the benefit of Unit holders commencing with the date of settlement for purchase of the Units. Neither the Sponsor nor the Trustee shall be liable in any way for any default, failure or defect in any Bond.

    The Trust contains obligations of state and local housing authorities which have been issued in connection with a variety of multi-family housing projects. Since housing authority obligations, which are not general obligations of a particular state, are generally supported to a large extent by Federal housing subsidy programs, the failure of a housing authority to meet the qualifications required for coverage under the Federal programs, or any legal or administrative determination that the coverage of these Federal programs is not available to a state housing authority, could result in a decrease or elimination of subsidies available for payment of amounts due on the housing authority's obligations. Economic developments including failure or inability to increase rentals, rates of default on the underlying mortgage loans, fluctuations in interest rates and increasing construction and operating costs may also have an adverse impact on revenues of housing authorities. In the case of some housing authorities, inability to obtain additional financing could also reduce revenues available to pay existing obligations.

    In general, single-family housing mortgage-backed bonds and certain multi-family housing mortgage-backed bonds are prepaid over the life of the underlying mortgage or mortgage pool, and therefore, the average life of mortgage-backed bonds cannot necessarily be determined, but will ordinarily be less than their maturities. In addition, in the case of single-family housing bonds and certain other mortgage-backed bonds, if proceeds from the sale of the bonds are not allocated within a stated period (which may be within a year of the date of issue), or if mortgage loans made from the bond proceeds are prepaid, upon receipt of mortgage prepayments the bond issues may be called at par. Prepayments are more likely to occur as interest rates decline. To the extent that these obligations were valued at a premium at the time a Unit holder purchased Units any prepayment at par would result in a loss of capital to the Unit holder and, in any event, reduce the amount of income that would otherwise have been paid to the Unit holder. When prevailing interest rates rise, the value of a housing bond may decrease as do other debt securities, but when prevailing interest rates decline, the value of mortgage-backed securities is not likely to rise on a comparable basis with other debt securities because of the prepayment feature.

    The tax exemption for certain housing authority bonds depends on qualification under Section 103A of the Internal Revenue Code of 1954, as amended (the '1954 Code') or Section 143(a) of the Internal Revenue Code of 1986, as amended (the 'Code') in the case of the single-family mortgage bonds or under Section 103(b)(4)(A) of the 1954 Code or Section 142 of the Code and appropriate Treasury Regulations. These sections of the Code or other provisions of Federal law contain certain ongoing requirements, including requirements relating to the cost and location of the residences financed with the proceeds of the single-family mortgage bonds and the income levels of tenants of the rental projects financed with the proceeds of the multi-family housing bonds. While the issuers of the bonds, and other parties, including the originators and servicers of the single-family mortgages and the owners of the rental projects financed with the multi-family housing bonds, covenant to meet these ongoing requirements and generally agree to institute procedures designed to ensure that these requirements are met, there can be no assurance that these ongoing requirements will be met. The failure to meet these requirements could cause the interest on the Bonds to become taxable, possibly retroactively from the date of issuance, thereby reducing the value of the Bonds, subjecting the Unit holders to unanticipated tax liabilities and thus, if so directed by the Sponsor, requiring the Trustee to sell the Bonds in order to maintain the sound investment character of the Trust, at what might be an unfavorable price. Furthermore, any failure to meet these ongoing requirements might not constitute an event of default under the applicable mortgage or permit the holder to accelerate payment of the bonds or require the issuer to redeem the Bonds. In any event, where the mortgage is insured by the Federal Housing Administration ('FHA'), the consent of the FHA may be required before insurance proceeds would become payable to redeem the mortgage bonds.

    There can be no assurance that additional Federal legislation will not be introduced or that existing legislation will not be further amended, revised or enacted hereafter which could cause interest on the Bonds to be subject to Federal
                                      A-6
income taxation. If the interest on any Bond should ultimately be deemed to be taxable, the Repurchase Commitment of the Seller backing such Bond would be called upon for payment of principal of, premium, if any, and accrued interest (which would be taxable) thereon in whole or in part for the benefit of the Trust. If the Seller were unable to meet in whole or in part its obligations under such Repurchase Commitment, the Trustee would be obligated to sell the Bonds and, since they would be sold as taxable securities, it is expected that the Bonds would have to be sold at a substantial discount from current market value. Moreover, it is possible that the interest on such a Bond could be determined to be taxable retroactive to its date of issuance, in which event Unit holders would be required to pay income tax on the interest received by them on the Bond prior to the determination of taxability.

The Seller

    The Bonds were acquired from Anchor Savings Bank FSB (the 'Seller'), a federally chartered mutual savings bank at the time of the acquisition of the Bonds by the trust. Anchor commenced operations in 1868 as a New York State-chartered mutual savings bank. In 1980, Anchor converted to a federally-chartered mutual savings bank, having its deposits insured by the Federal Savings and Loan Insurance Corporation (the 'FSLIC'). In April of 1987, Anchor converted to a stock federally-chartered savings bank; effective March 29, 1991, Anchor formed a holding company, Anchor Bancorp, Inc. ('Bancorp'), and continued to operate as a stock federally-chartered savings bank wholly-owned by Bancorp. Following the enactment of the Financial Institutions Reform, Recovery, and Enforcement Act of 1989 ('FIRREA'), the insurance of Anchor's deposits was changed. FIRREA abolished the FSLIC and transferred its insurance responsibilities to the Savings Association Insurance Fund, administered by the Federal Deposit Insurance Corporation. On January 13, 1995 the Seller and Bancorp merged into The Dime Savings Bank of New York FSB and Dime Bancorp, Inc., respectively.

    Historically, savings banks primarily financed residential and commercial real estate by making fixed-rate mortgage loans and funded those loans from various types of deposits. Savings banks were restricted as to types of accounts that could be offered and rates that could be paid on those accounts. During periods of high interest rates, large amounts of deposits were withdrawn as depositors invested in Treasury bills and notes and in money market funds that provided liquidity and high yields not subject to regulation. As a result, the cost of savings banks' funds generally exceeded income from mortgage loan portfolios and other investments, and their financial position was adversely affected. State laws and regulations eliminating interest rate ceilings and restrictions on types of accounts that may be offered by savings banks are designed to permit savings banks to compete for deposits on the basis of current market rates and to improve their financial position. The Trust, however, has been structured so that, whether or not the financial positions of the Seller improve in response to such laws or otherwise, Unit holders rely solely on the Collateral for the performance of the Repurchase Commitments and not on the financial position of the Seller. The predecessor sponsor provided the collateralization provisions to afford Unit holders security which, in the opinion of the predecessor sponsor, was reasonably adequate to support the Repurchase Commitments without regard to the ability of the Seller to meet such commitments. While the Sponsor has not verified the predecessor sponsor's opinion, it has no reason to believe that such beliefs were not justified.

    Investors should recognize that they are subject to having all or part of the principal amount of their investment returned prior to the termination date of the Trust or, with respect to their pro rata share of any underlying Bond, on the Disposition Date of such obligation, in any of the situations outlined in clauses (i) through (v) on page A-3 hereof. Should the Seller become or be deemed insolvent, the Collateral Agent may liquidate the Collateral, in which event the proceeds thereof will be used to repurchase the Bonds from the Trust which will distribute such proceeds to the Unit holders, unless a Receiver for the Seller has been appointed and delivers to the Collateral Agent the required documents affirming the Seller's binding obligations under the Collateral Agreement and any Related Agreement, (see discussion below).

    The predecessor sponsor agreed with the Seller that the predecessor sponsor's sole recourse in connection with any default, including insolvency, by the Seller would be to exercise available remedies with respect to the Collateral provided by such Seller on deposit with the Trustee; should such Collateral be insufficient therefor, the predecessor sponsor would be unable to pursue any default judgment against the Seller.

    The Seller, unlike most entities, is not covered by the United States bankruptcy law in the event the Seller becomes insolvent. If the Seller should become insolvent, the ability of the Trustee to exercise its rights under the Seller's Repurchase Commitments or the respective Collateral Agreement could be significantly impaired. No assurances can be given that a court would not grant a stay that could significantly delay payments under such Repurchase Commitments or Collateral Agreement. Neither the Sponsor nor the Seller can predict the effect on the Trust, or the value of the Units in the Trust, if such a stay were imposed. In the event a receiver or conservator repudiated the Seller's repurchase
                                      A-7
commitments and liquidated or reclaimed the collateral, the collateral would be unavailable to back the Seller's repurchase commitments. Such event could result in a loss to Unit Holders to the extent the amount realized by the Trust on the sale of a Bond is less than the Trust paid for such Bond.

The Repurchase Commitments

The Seller has made the following commitments with respect to Bonds acquired by the Trust from it:

    (i) to repurchase at any time on 14 calendar days' written notice any such Bond if it is necessary to sell any such Bond to meet redemptions of Units (a 'Liquidity Repurchase') should such redemptions be made despite the market-making activity of the Sponsor, (ii) to repurchase any such Bond at its scheduled Disposition Date (Disposition Dates for all Bonds begin in 2007 and end in 2008) if the Trustee elects not to sell the Bond in the open market (because a price in excess of its face amount cannot be obtained) on such date (a 'Disposition Repurchase'), (iii) to repurchase at any time on 14 calendar days' notice any such Bond (a 'Default Repurchase') if the issuer thereof should fail to make timely payments of principal (and premium, if any, that may be owing due to redemption prior to maturity or otherwise) thereof and interest thereon (iv) to repurchase at any time on 14 calendar days' notice any such Bond in the event that interest thereon should be deemed to be taxable (a 'Tax Repurchase'), and (v) to repurchase immediately all such Bonds if the Seller becomes or is deemed to be insolvent or fails to meet its collateral requirements in certain circumstances, in which case the Seller will be in default under the Collateral Agreement and the Collateral Agent will liquidate the Collateral. Any repurchase of a Bond as described in this paragraph is at a price equal to the Bond's Cost to the Trust plus interest accrued to the date of repurchase, the Repurchase Price. (The Liquidity Repurchase, Disposition Repurchase, Default Repurchase and Tax Repurchase Commitments are sometimes collectively referred to herein as the 'Repurchase Commitments.')

    If the Seller fails to meet its Repurchase Commitments, recourse may be had only to the Collateral provided by the Seller. Any Collateral in excess of the Repurchase Commitments would remain property of the Seller.

    The Liquidity Repurchase and Disposition Repurchase Commitments of the Seller will terminate with respect to the related Bond upon disposition of such Bond by the Trust. The Default Repurchase and Tax Repurchase Commitment will not so terminate but will be transferable, together with an interest in the Collateral securing such commitments, upon the transfer of the related Bond. In connection with the Seller's Repurchase Commitments, the predecessor sponsor relied, without independent investigation, as to the authority and validity thereof and as to the validity, perfection and priority of security interests in the Collateral, upon the opinion of special counsel for the Seller. While the Sponsor has not verified the predecessor sponsor's reliance on special counsel it has no reason to believe that such reliance was not justified in all material respects.

Liquidity of Bonds

    Liquidity of the Trust is augmented by the Seller's collateralized Liquidity Repurchase Commitments if it is necessary to sell any Bond to meet redemptions of Units (should such redemptions be made despite the market-making activity of the Sponsor). If, upon any of the scheduled Disposition Dates for the Bonds (ranging from 2007 to 2008), the Trustee elects not to sell Bonds scheduled for disposition on such date in the open market (because, among other things, a price in excess of their face amount cannot be obtained), the Seller is obligated to repurchase such Bonds pursuant to their respective collateralized Disposition Repurchase Commitments. There can be no assurance that the prices that can be obtained for the Bonds at any time in the open market will exceed the unpaid principal amount of the Bonds. In addition, the Evaluator has valued the Bonds at their unpaid principal amount due in large part to the existence of the Seller's Liquidity Repurchase Commitments, which are non-transferable. However, once notice has been given to the Seller with respect to any Bonds, the Seller will be obligated to make payment to the owner thereof on the Bond even if it is in the hands of someone other than the Trust subsequent to the date of the notice. Because such Repurchase Commitments may be called upon at any time during the life of the Trust, the Bonds while held in the Trust are comparable to short-term demand instruments and carried a yield on the Date of Deposit comparable to such instruments issued by obligors of similar credit standing. However, because the Liquidity Repurchase Commitments are non-transferable and terminate upon sale of a Bond by the Trust, Bonds if sold from the Trust to other parties will be valued in relation to comparable debt obligations. (As of the Date of Deposit, such Bonds without the Repurchase Commitments would be valued in the open market at a discount from their face amount since rates on long-term debt obligations on such date were generally higher than the rates borne by the bonds in the portfolio. This will vary with changes in interest rates and, as the remaining life of the Bonds shortens, the discount, absent changes in interest rates and the relationship between rates for debt obligations of differing maturities, should decrease.)

    The predecessor sponsor entered into an arrangement with the Trustee whereby certain of the Bonds may be transferred to a trust (a 'Participation Trust') in exchange for certificates of participation in such Participation Trust which may be sold in order to meet redemptions of Units. The certificates of participation may be issued in readily marketable denominations of $5,000 each or any greater multiple thereof and the holder thereof would be fully entitled to the repayment protections afforded by the Collateral arrangements to any holder of the underlying Bonds.

    The Bonds in the Trust are not subject to the registration provisions of the Federal securities laws and can be, therefore, sold free of the registration requirements of such laws. However, if the Seller should become unable to honor its Repurchase Commitments, and the Trustee is consequently forced to sell the Bonds in the open market, there is no assurance that the price realized on such a sale of the Bonds would not be adversely affected by the absence of an established secondary market for certain of the Bonds. Additionally, there can be no assurance that the Units will benefit from favorable market fluctuations to the same degree as would units of a unit investment trust composed of otherwise comparable debt obligations for which an established secondary market exists.

The Collateral

    The following is only a summary of the detailed information appearing elsewhere in this Prospectus and of the terms and provisions of the Collateral Agreement filed as an Exhibit to the Registration Statement filed prior to the initial offering of Units.

    The types of Eligible Collateral that may be pledged under the Collateral Agreement that secures the Repurchase Commitments of the Seller and the required percentages of Market Value of each such type of Collateral to the Repurchase Price of Bonds in respect to such Collateral ('Collateral Requirement') are as follows on either a weekly, monthly or quarterly regular valuation basis (at the election of the Seller):

                                                                    Quarterly           Monthly         Weekly
                      Types of Collateral                           Valuation          Valuation       Valuation
----------------------------------------------------------------   -----------         ---------    ---------------
Cash............................................................       105%               105%           105%
Direct Obligations of the United States with a maturity of:
     1 year or less.............................................       117                115             113
     5 years or less............................................       145                135             133
     10 years or less...........................................       155                145             140
     15 years or less...........................................       160                150             145
     30 years or less...........................................       170                160             155

Conventional, FHA insured, VA guaranteed and privately insured mortgages that have the characteristics described under the
  Collateral Agreement--Eligible Collateral ('Mortgages').......       180%               170%      Not Applicable
Mortgage-backed securities issued by private parties and
  guaranteed as to full and timely payment of interest and
  principal by the Government National Mortgage Association
  ('GNMA'), which guarantee is an obligation of the United
  States ('GNMA Pass Throughs').................................       160                150            145%
Mortgage-backed securities issued by the Federal Home Loan
  Mortgage Corporation ('FHLMC') and guaranteed as to full and timely payment of interest and full collection of principal by
  FHLMC, which guarantee is not an obligation of the United
  States ('FHLMCPCs')...........................................       170                160             155
Obligations of public nongovernmental corporations rated at
  least A by Standard & Poor's Corporation (or such other
  acceptable rating agency at the time rating the Trust)
  ('Corporate Bonds')...........................................       190                165             155

(The foregoing valuation figures are based upon a period of 10 business days in the case of quarterly and monthly valuations, and 5 business days in the case of weekly valuations, in which any failure to meet a given collateral requirement may be cured.) 'Eligible Collateral' may also consist of mortgages and other securities of such other types and with such Collateral Requirements as the Sponsor may specify from time to time to the Trustee, provided that Standard & Poor's Corporation (or another acceptable rating agency) shall have confirmed that the pledging of such types of mortgages or other securities as part of the Collateral in accordance with the Sponsor's designation would not result in the reduction of its rating then assigned to the Units. (Standard & Poor's Corporation has not yet approved mortgages as Eligible Collateral.) Standard & Poor's Corporation (or such other acceptable rating agency if Standard & Poor's Corporation is no longer rating the Bonds) has no obligation to review or approve any proposed additions to the types of 'Eligible Collateral' and may, at any time, change or withdraw any rating on the Units. Such additions to types of 'Eligible Collateral' are permitted without the consent of holders of the Units. (See 'The Collateral.')

    The Repurchase Commitments of the Seller are secured by a security interest in the various types of Eligible Collateral described below.

    Mortgages--In order to be eligible as Collateral as a Mortgage a conventional mortgage must be insured by FHA or guaranteed by VA or if neither so insured nor so guaranteed (a 'Conventional Mortgage'): (i) secure a loan with a loan-to-value ratio not in excess of 80% (i.e. the original principal amount of the loan divided by the lesser of the purchase price or appraised value (as appraised at the time of origination or, if more recently appraised, at the time of such later appraisal) and a principal amount not in excess of the FHLMC/FNMA limit); (ii) be secured by a first lien (subject only to current taxes and other exceptions generally acceptable to mortgage lenders) on a single-family (one unit) detached structure, that at the time of origination was owner-occupied and designed and intended for use as a primary residence; (iii) not have had any payment of principal or interest or escrow payment in arrears for 60 or more days at any time during the twelve months preceding its Pledge Date and, as of its Pledge Date, have no payments more than 30 days due and unpaid; (iv) provide for level monthly payments of principal and interest for an original term to maturity not in excess of 30 years; (v) bear interest at a fixed annual rate and
(vi) if originated subsequent to January 1, 1977, be written on then-applicable FHLMC/FNMA documentation. A Mortgage may be insured by the Federal Housing Administration or guaranteed by the Veterans Administration; however, the Collateral Agreement does not require that any Mortgage be so insured or guaranteed. Conventional Mortgages must not have had an original principal amount in excess of applicable FHLMC/FNMA limitations. Not more than 35% of the unpaid principal amount of Conventional Mortgages pledged by a Seller may include Conventional Mortgages that fall within one of the three following categories of exceptions to the general eligibility requirements for Conventional Mortgages. The aggregate unpaid principal amount of Conventional Mortgages included in any one category of exceptions (which each Conventional Mortgage shall meet as well as all other requirements set forth above) may not exceed the Category Percentage (see below) of the unpaid principal amount of all Mortgages pledged by such Seller, except that each such Conventional Mortgage shall meet all other requirements set forth above.

                                                                                                 Category
                                    Category of Mortgages                                       Percentage
---------------------------------------------------------------------------------------------   ----------
Mortgages secured by units in low-rise condominiums..........................................       10%
Mortgages having, as of the date of origination, loan-to-value ratios in excess of 80% but
  not in excess of 90% with private mortgage insurance of at least 25% of the mortgage*......       25%
Mortgages having an original principal amount in excess of the FHLMC or FNMA limit as
  applicable by between $25,000 and $50,000 depending on the geographic area.................       25%

---------------
    * Provided that if through seasoning the mortgage has been amortized to a ratio of less than 80% as evidenced by a new appraisal or bona fide sale, such private insurance will no longer be necessary.

    FHA Insurance--The regulations governing the FHA single family programs under which a Mortgage may be insured provide that a mortgage will be considered to be in default if the mortgagor fails to make any payment or perform any other obligation under the mortgage, and such failure continues for a period of thirty days. Insurance benefits are payable to the mortgagee either upon foreclosure or other acquisition of the property (which, in either case, may be subject to certain delays, see 'Delays in Foreclosure,' below) and conveyance of mortgaged premises to the United States Department of Housing and Urban Development ('HUD') or upon assignment of the defaulted Mortgage to HUD. Assignments are permitted only with prior HUD approval. In the event of a default on an FHA insured single family mortgage, the mortgagee must determine whether or not the default is caused by circumstances beyond the mortgagor's control that temporarily render the mortgagor financially unable to cure the delinquency within a reasonable time or to make full mortgage payments. If the determination is made that the default is caused by such circumstances, the mortgagee generally is not permitted to initiate foreclosure proceedings unless and until it has requested HUD to accept assignment, and HUD has rejected such request. FHA insurance claims are paid in an amount equal to 100% of the outstanding principal balance of the mortgage plus interest and certain additional costs and expenses less other amounts received on account of the mortgage or real property securing the mortgage (e.g., rents less reasonable expenses). When entitlement to insurance benefits results from foreclosure (or other acquisition of the property) and conveyance, the
                                      A-10
insurance payment is computed as of the date of institution of foreclosure (or the date of other acquisition of the property). When entitlement to insurance benefits results from assignment of the mortgage to HUD, the benefits include full compensation for mortgage interest accrued and unpaid to the assignment date. In both instances, the insurance payment itself bears interest from the date of default, or where applicable, the date of assignment, at the HUD debenture rate in effect on the date the commitment to insure was issued or the endorsement date, whichever is higher, which may be less than the mortgage rate.

    Payment for an insurance claim may include reimbursement to the mortgagee for tax, insurance, and similar payments made by it, as well as deductions for amounts received or retained by it after default. Under most FHA insurance programs for single family residences the Federal Housing Commissioner has the option of paying insurance claims in cash or in debentures. The HUD debenture rate may be less than the interest rate on a Mortgage, and any such debentures would mature 20 years after the date of issue, pay interest semi-annually and may be redeemable at par at the option of HUD with the approval of the Secretary of the Treasury.

    VA Guarantee--Claims for the payment of a VA guarantee may be submitted when any default of the mortgagor continues for a period of three months. A guarantee may be paid without the mortgagee instituting foreclosure proceedings or otherwise acquiring title. A mortgagee intending to institute foreclosure proceedings cannot do so until 30 days after notifying the Administrator of Veterans Affairs of its intention by registered mail. The maximum amount of guarantee that may be paid is limited to the lesser of (1) sixty percent (60%) of the original principal balance of the mortgage loan or (2) $27,500 for mortgage loans made on or after October 7, 1980. The liability on the guarantee is reduced or increased pro rata with any reduction or increase in the amount of the indebtedness. Notwithstanding the dollar and percentage limitations of the guarantee, a mortgagee will ordinarily suffer a monetary loss only when the difference between the unsatisfied indebtedness and the proceeds of any foreclosure sale of a mortgaged premises is greater than the original guarantee as adjusted. The VA may, at its option and without regard to the guarantee, make full payment to a mortgagee of unsatisfied indebtedness on a mortgage upon the mortgagee's obtaining title and assigning it to the VA.

    Private Mortgage Insurance--Private mortgage insurance policies currently being issued by private mortgage insurers approved by the FHLMC contain provisions substantially as follows: (a) the private mortgage insurance must pay a claim, including unpaid principal, accrued interest and certain expenses, within 60 days of presentment of the claim by the insured; (b) in order for the insured to present a claim, the insured must have acquired, and tendered to the insurer, title to the property, free and clear of all liens and encumbrances including any right of redemption by the mortgagor; (c) when a claim is presented, the insurer will have the option of paying the claim in full and taking title to the property and arranging for its sale or of paying the insured some percentage of the claim (the insured percentages vary but are customarily 20-25% of the claim) and allowing the insured to retain title to the property; and (d) claims may also be settled by the insurer at the option of the insured for actual losses where such losses are less than the insured percentage of the claim.

    Delays in Foreclosure--Mortgages insured by the FHA or guaranteed by the VA are subject to current federal regulations which provide that a mortgagee may not initiate foreclosure proceedings on an FHA insured or VA guaranteed loan unless at least three full monthly installments are due and unpaid. An administrative appeal prior to foreclosure is available to a mortgagor, and, if the mortgagor utilizes this procedure, the foreclosure may be delayed an additional three months. No delay in the foreclosure action is required if the property is encumbered by an FHA/VA mortgage and is abandoned by the mortgagor.

    Mortgagors may seek protection under the United States Bankruptcy Code, which provides a debtor with an opportunity to adjust his debts without losing control of his assets. Under a plan confirmed under Chapter 13 of the Bankruptcy Code, the debtor's unsecured and secured debts may be modified, except that debt secured by a mortgage on real property used as the debtor's principal residence may not be modified unless the case is converted to a case under Chapter 7 (liquidation). Absent court ordered relief (which is only available under limited circumstances) the automatic stay under Section 362 of the Bankruptcy Code will apply to any case commenced under the Bankruptcy Code, and the mortgagee will be stayed from any action to satisfy its claim, including foreclosure on the real property. Both prior and subsequent to a demand for accelerated payment of principal, a bankruptcy court may impose repayment plans on any terms it considers appropriate over a period of up to five years. Federal and state legislation has been proposed to assist defaulting mortgagors. The legislation provides either for rendering financial assistance to such a mortgagor or limiting the ability of a mortgagee to institute foreclosure proceedings. If enacted, such legislation may preclude foreclosures that would otherwise have occurred.
                                      A-11

    Demand for accelerated payment of principal is usually the initial step in foreclosure proceedings. A voluntary deed in lieu of foreclosure may be accepted in those jurisdictions where this practice is authorized. If a mortgagor pays all delinquent amounts, foreclosure proceedings may be terminated depending on local law. In some jurisdictions the mortgagor may be required to tender the full amount of the mortgage plus costs in order to terminate the foreclosure action. If the mortgagor thereafter becomes delinquent, a new demand for accelerated payment of principal must generally be made and new foreclosure proceedings commenced. The length of the foreclosure process varies significantly from state to state. Many state laws provide mortgagors with an equity of redemption following foreclosure, and the foreclosure typically is not final until the expiration of any such right, which may involve a period of at least one to two years in some states.

    Mortgage-Backed Securities--The market value of mortgage-backed securities ('the Securities'), is determined by a variety of factors operative at the time of purchase or sale, including: (i) the prevailing structure and the direction of trends in the yield curve, particularly for U.S. Treasury obligations, and the spread between the yields for U.S. Treasury obligations and the Securities;
(ii) the level of and trends in housing construction activity and mortgage loan originations, which indirectly affect the amount of securitized mortgages in the market; (iii) the demand for and new originations of derivative mortgage-backed security products such as collateralized mortgage obligations; (iv) the demand for mortgage-backed securities for the investment portfolios of banking and thrift institutions, which could be adversely affected by changes in the treatment of the Securities in the capital-based risk and accounting guidelines adopted by Federal regulatory agencies to comply with provisions of the FIRREA;
(v) market perception as to the risk of massive sales of mortgage-backed securities by savings and loan associations, which are insolvent, financially ailing or otherwise required to restructure their portfolios to reduce interest rate risk or shrink assets; and (vi) market reaction to the insolvency or liquidation of major servicers/lenders participating in the programs related to the Securities, and consequent financial losses experienced by GNMA. 'Eligible Collateral' includes two types of mortgage-backed securities, GNMA Pass Throughs and FHLMCs. These securities constitute certificates issued with respect to pools of mortgages. The interest represented by certificates and the characteristics of the mortgages comprising a pool vary between GNMA and FHLMC. A pool may be comprised of mortgages that are concentrated by mortgage lending institutions or by geographical area or both. It is not expected that mortgages in a pool would necessarily meet the requirements for the mortgages, themselves, to constitute 'Eligible Collateral.' Mortgages in a pool may be secured by 1-4 family housing (having a stated maturity of up to 30 years) or by multifamily projects and may be insured by the FHA, Farmers Home Administration ('FmHA') or guaranteed by the VA. Alternatively, such mortgages may be insured in part by private mortgage insurers or neither insured nor guaranteed ('conventional mortgages'). Mortgages may vary as to loan-to-value ratios, maximum unpaid principal amounts, maturity, required documentation, payments of interest in advance or arrears, owner-occupancy and primary residence requirements. While mortgages comprising a pool are generally 'whole loans,' in some instances, participations in mortgages may be included in a pool.

    GNMA--GNMA is a wholly-owned corporate instrumentality of the United States within the Department of Housing and Urban Development ('HUD'), with its principal office at 451 Seventh Street, S.W., Washington, D.C. 20410. GNMA was created in 1968 through amendment of Title III of the National Housing Act. (Under the provisions of the Housing and Urban Development Act of 1968, the Federal National Mortgage Association ('FNMA'), originally established in 1938, was rechartered as a private corporation to provide secondary market support for the private residential mortgage market). GNMA was established to administer mortgage support programs which could not be carried out in the private market. The National Housing Act and other Federal legislation bearing on GNMA is subject to amendment by Congress in a fashion that could materially affect the scope of GNMA's activities and operations.

    GNMA is authorized by Section 306(g) of Title III of the National Housing Act, as amended, to guarantee the timely payment of principal of and interest on securities which are based on or backed by a trust or pool composed of mortgages insured by the FHA under the National Housing Act, as amended, or the Farmers' Home Administration, under Title V of the Housing Act of 1949 or guaranteed by the VA under the Servicemen's Readjustment Act of 1944, as amended, or Chapter 37 of Title 38, United States Code. Section 306(g) provides further that 'the full faith and credit of the United States is pledged to the payment of all amounts which may be required to be paid under any guaranty under such subsection'. An opinion of an Assistant Attorney General of the United States, dated December 9, 1969, states that such guaranties under Section 306(g) 'constitute general obligations of the United States backed by its full faith and credit.' GNMA is empowered to borrow from the United States Treasury to the extent necessary to make any payments of principal and interest required under such guaranties.

    GNMA Pass-Throughs--The GNMA Pass-Throughs will be the 'fully modified pass-through' type, the terms of which provide for timely monthly payments by the issuers to the registered holders of their pro rata shares of the scheduled principal payments, whether or not collected by the issuers, on account of the mortgages backing such GNMA
                                      A-12

Pass-Throughs, plus any prepayments of principal of such mortgages received, and interest (net of the servicing and other charges described above) on the aggregate unpaid principal balance of such GNNA Pass-Throughs, whether or not interest on account of such mortgages has been collected by the issuers.

    The GNMA Pass-Throughs will be guaranteed as to timely payment of principal and interest by GNMA. All installments are applied first to interest and then in reduction of principal balance then outstanding. Interest is paid at the specified rate on the unpaid portion of the principal. The amount of principal due on the GNMA's Pass Throughs is in an amount equal to the scheduled principal amortization currently due on the pooled mortgages. However, payment of principal and interest is subject to adjustment by reason of any prepayments or other early or unscheduled recoveries of principal on the pooled mortgages. Funds received by the issuers on account of the mortgages backing the several issues of the GNMA Pass-Throughs are intended to be sufficient to make the required payments of principal of and interest on such GNMA Pass-Throughs, but, if such funds are insufficient for that purpose, the guaranty agreements between the issuers and GNMA require the issuers to make advances sufficient for such payments. If the issuers fail to make such payments, GNMA will do so.

    GNMA Pass-Throughs are based upon and backed by the aggregate indebtedness secured by the underlying FHA insured, FmHA insured, or VA guaranteed mortgages and, except to the extent of funds received by the issuers on account of such mortgages, the GNMA Pass-Throughs do not constitute a liability of or evidence any recourse against the issuers, but recourse thereon is solely against GNMA. Holders of GNMA Pass-Throughs have no security interest in or lien on the pooled mortgages. GNMA Pass-Throughs were developed as a means of attracting capital not customarily invested in mortgages. GNMA also provides special assistance for certain types of mortgages through subsidies by its purchase at par of below market interest rate mortgages.

    In a review of GNMA's Guarantees of Mortgage-Backed Securities ('GMBS') account, the United States General Accounting Office ('GAO') noted that the GMBS account has never used authority to borrow because its collections have always been sufficient to make any required payments. The GAO report recommended, however, that Congress consider setting a limit on the amount of debt GMBS can have with the Treasury Department. HUD officials have disagreed with the GAO recommendation, arguing that any limit on the amount GNMA can borrow would, in effect, qualify the government's guarantee of Ginnie Maes. However, the Treasury Department has concurred with the general recommendations contained in the full GAO report. The Sponsor is unable to predict whether legislation imposing limits on GNMA's borrowing authority will be enacted, or what effect, if any, such provisions would have on the market value of the Securities in the Portfolio.

    The FHLMC is a corporate instrumentality of the United States created pursuant to the Emergency Home Finance Act of 1970 (The 'FHLMC Act'). Under FIRREA the previous three member board of directors of FHLMC was dissolved and a new, 18-member board was established. Of the 18 members, 13 are elected by the shareholders and five are appointed by the President of the United States. Prior to the adoption of FIRREA, the common stock of FHLMC was held by the Federal Home Loan Banks (the 'FHLBs'). Since the adoption of FIRREA, the common stock held by the FHLBs has been retired and the outstanding senior participating preferred stock of FHLMC has been converted into voting common stock.

    The principal activity of FHLMC currently consists of the purchase of first lien, conventional, residential mortgage loan or participation interests in such mortgage loans and resale of the mortgage loans so purchased in the form of mortgage securities. All mortgage loans purchased by FHLMC must meet certain standards set forth in the FHLMC Act. Mortgages retained by FHLMC are financed with debt and equity capital.

    FHLMC PCs--FHLMC PCs are certificates issued by FHLMC which represent undivided interests in identified pools of residential mortgage loans purchased by FHLMC. FHLMC guarantees the full and timely payment of interest (adjusted to the certificate rate) on the unpaid principal balance of mortgage loans in the pool as determined or estimated by FHLMC and the collection of principal without any offset or deduction. Payment of principal is subject to delay due to federal and state laws (see 'Mortgages--Delays in Foreclosure,' above). If a mortgagor does not pay all delinquent amounts within one year after demand for accelerated repayment of the indebtedness, payment is nevertheless made by FHLMC to certificate holders pursuant to its guarantee of full collection. The obligations of FHLMC under its guarantee are solely those of FHLMC and are not backed by the full faith and credit of the United States nor are they an obligation of any Federal Home Loan Bank.

    Short Term U.S. Governments--Direct obligations of the United States that mature within one year at the time of being pledged under the Collateral Agreement.
                                      A-13

    U.S. Governments--Direct obligations of the United States that mature within 30 years at the time of being pledged under the Collateral Agreement.

    Corporate Bonds--Marketable direct obligations of public, nongovernmental corporations payable in U.S. dollars, bearing interest at a fixed rate and rated at least A by Standard & Poor's Corporation (or other acceptable rating agency).

    Valuation--The Market Value of each Mortgage equals the present value of an assumed cash flow using a discount rate equal to the average weighted yield established by, as applicable, FNMA or FHLMC for applicable mortgages in the earliest delivery category. The assumed cash flow is based on a 30 year, fixed-rate level monthly payment mortgage that is prepaid in whole in the twelfth year. The actual interest rate and unpaid principal amount of the particular Mortgage, but not the maturity, are used in calculating cash flow. If no weighted yield is so established by FNMA or FHLMC, the weighted yield shall be the average market price for a comparable mortgage established within such period by a mortgage banking firm selected by the Collateral Agent and reasonably acceptable to the Seller who pledged the particular Mortgage. The Market Value of all Collateral is the average bid price available on the Reporting Date from any two dealers that make a market in such Collateral and are members of the National Association of Securities Dealers.

    If the foregoing valuation procedures do not accurately reflect the market value of different types of Collateral subsequently included as 'Eligible Collateral,' the Sponsor will determine an appropriate valuation procedure that will not impair the rating then assigned to the Units by the rating services that rate the Units.

    Additions to Collateral--Whenever the Collateral Agent notifies the Seller that the aggregate Pledge Value (the Market Value of Collateral divided by the Collateral requirement for such Collateral) of its Collateral does not satisfy the aggregate applicable Collateral Requirements, the Seller is required to deposit with the Collateral Agent additional Collateral within a maximum of 10 business days with an aggregate Pledge Value equal to the deficiency. If the Seller fails to do so, the Collateral Agent immediately determines the Liquidation Value (the Market Value less reasonably anticipated expenses including those of the Collateral Agent and divided by 105%) of the Seller's Collateral. If the Liquidation Value is less than the aggregate Pledge Value Requirement, the Collateral Agent immediately shall, unless the Sponsor directs otherwise, sell all of the Seller's Collateral at public or private sale. Proceeds of such sale and any cash belonging to the Seller then held by the Collateral Agent, after paying Permitted Expenses (fees and expenses owing to it in connection with such sale or otherwise under the Collateral Agreement), are used to repurchase Bonds from the Trustee originally sold by the Seller to the Trust. The purchase price for such Bonds is the unpaid principal amount thereof plus interest accrued to the date of purchase. Alternatively, if the Liquidation Value of Seller's Collateral at least equals the aggregate Pledge Value Requirement, the Collateral Agent shall immediately notify the Sponsor and Trustee and unless otherwise directed by the Sponsor sell at public or private sale so much of such Seller's Collateral as is necessary, after taking into account Permitted Expenses, to acquire Short Term U.S. Governments with proceeds of such sale so that the Collateral Agent will then hold a combination of cash and Short Term U.S. Governments that satisfies the aggregate Pledge Value Requirement.

    Although the predecessor sponsor believed that the Collateral Requirements were sufficient to provide a high degree of protection against capital depreciation and the Sponsor, while not verifying the predecessor sponsor's opinion, has no reason to believe that the predecessor's opinion was not valid in all material respects and Standard & Poor's Corporation has taken such requirements into account in assigning its rating to the Trust, investors should be aware that if Collateral liquidation is required and proves insufficient to satisfy redemptions or other required Trust distributions, if any, then the full principal amount of their investment could not be returned.

    Substitutions and Release--Collateral may be withdrawn or substituted at any time by the Seller provided that the remaining or substituted Eligible Collateral meets the applicable Collateral Requirement. All payments on Collateral will be made to and retained by the Seller unless an event of default has occurred and is then continuing.

    Servicing Collateral--Collateral of the Seller will be serviced by the Seller. The Seller covenants that it will exercise the same degree of care in servicing Collateral as prudent financial institutions exercise in servicing similar securities and instruments owned by them that have not been pledged. The Seller may contract with a third party servicer for the servicing of any Mortgage on behalf of the Seller, but such Seller shall remain primarily liable for the proper servicing of all Mortgages pledged by it.

    The Collateral Agent--The Collateral Agent or any successor may resign upon 30 days' written notice to the Seller and to the Trust. The Collateral Agent may be removed upon the direction of the Trust unless the Trust does not then hold a majority in principal amount of Bonds then outstanding. Such resignation shall become effective upon the acceptance of appointment by the successor. The Collateral Agent shall not be liable for any action taken suffered or omitted by it in good faith (a) reasonably believed by it to be authorized or within the discretion or rights or powers conferred on it by the

Collateral Agreement or (b) in accordance with any direction or request of the Sponsor or the holders of 51% of the aggregate principal amount of Units then outstanding. The Collateral Agent shall not be deemed to have knowledge of any Default or Event of Default unless and until a Responsible Officer thereof shall have actual knowledge thereof or shall have received written notice thereof. In addition, the Collateral Agreement contains other provisions limiting the liability of the Collateral Agent.

    Modifications--The Collateral Agreement may be amended or compliance with any of its provisions may be waived by the Collateral Agent and Seller upon notice to all holders if such amendment or waiver is not materially adverse to the interests of such holders, with the written consent of the holders of 51% of the Units outstanding (100% in the case of waivers). Initially, the Trust would hold 100% of the Bonds affected by Repurchase Commitments; however, the percentage held by the Trust would decrease if any such Bonds were sold in the open market.

The Units

    On a recent date each Unit represented the fractional undivided interest in the Trust set forth under 'Summary of Essential Information.' Thereafter, if any Units are redeemed by the Trustee, the fractional undivided interest in the Trust represented by each unredeemed Unit will increase, although the relative interest in the Trust represented by each such Unit will remain unchanged. Units will remain outstanding until redeemed upon tender to the Trustee by any Unit holder, which may include the Sponsor, or until the termination of the Trust Agreement.

Tax Status

    In the opinion of bond counsel to the issuing governmental authorities, interest income on the Bonds is (except in certain instances depending upon the Unit holder, as described below) exempt from Federal income tax under the provisions of the Internal Revenue Code as in effect at the date of issuance. Interest on the Bonds is also, in the opinion of such bond counsel, exempt from the New York State and New York City personal income taxes imposed on individuals, estates and trusts.

    In the case of Bonds issued at a time when the 1954 Code was in effect, redesignation of the Code as the Code of 1986 (the 'Code' or the '1986 Code') has not adversely affected the exemption from Federal income tax of interest income on such Bonds. Gain (other than any earned original issue discount) realized on sale or redemption of the Bonds or on sale of a Unit is, however, includible in gross income for Federal income tax purposes and for state and local income tax purposes generally. (It should be noted in this connection that such gain does not include any amounts received in respect of accrued interest.) Such gain may be capital gain or ordinary income and if capital gain may be long or short-term depending upon the facts and circumstances. Bonds selling at market discount tend to increase in market value as they approach maturity when the principal amount is payable, thus increasing the potential for taxable gain on their maturity, redemption or sale.

    On the Date of Deposit, special counsel for the predecessor Sponsor rendered an opinion under the then existing Federal income tax law which read, in part, as follows:

         The Trust (and consequently the Unit holders, as discussed below) will be treated as the owners of the Bonds for Federal income tax purposes, notwithstanding the existence of the Sellers' Repurchase Commitments. (Neither the Trust nor the Sponsor has applied for a ruling from the Internal Revenue Service regarding the ownership of the Bonds: the Internal Revenue Service has announced in Rev. Proc. 83-55, since restated * * * that it will not ordinarily issue advance rulings or determination letters on the question of who is the true owner of securities, or participation interests therein, where the purchaser has the contractual right to cause the security, or participation interests therein, to be purchased by either the seller or a third party).

         The Trust is not an association taxable as a corporation for Federal income tax purposes, and interest on the underlying Bonds, which is exempt from Federal income tax under the Code when received by the Trust, will retain its status as tax-exempt interest, for Federal income tax purposes, when distributed to the Unit holders.

         Each Unit holder will be considered the owner of a pro rata portion of the Trust under the grantor trust rules of Sections 671-679 of the Code. Each Unit holder will be considered to have received his pro rata share of Bond interest when it is received by the Trust, and each Unit holder will have a taxable event when the Trust disposes of a Bond (whether by sale, exchange, redemption, payment at maturity or pursuant to the Sellers' Repurchase Commitments) or when the Unit holder redeems or sells his Units. The total tax cost of each Unit to a Unit holder is allocated among each of the Bond issues held in the Trust (in accordance with the proportion of the Trust comprised by each Bond issue at the time the Unit holder purchases his Units) in order to determine his per Unit tax cost for each Bond issue, and the tax cost reduction requirements of the Code relating to amortization of bond premium will apply separately to the per Unit tax cost of each Bond issue.

    In the opinion of Cahill Gordon & Reindel, special counsel to the Sponsor, no change in law has occurred since the Date of Deposit which would require a change in the above opinion.

    Cahill Gordon & Reindel are also of the opinion that, under existing law:

         Interest on the underlying debt obligations which is exempt from tax under the laws of the State and City of New York when received by the Trust will retain its status as tax-exempt interest to its Unit holders. (Interest on the underlying obligations in the Trust is, however, not excludable from income in determining the amount of the income-based (i) New York State franchise taxes on business and financial corporations or
     (ii) the New York City general corporation tax and the New York City financial corporation tax.) The minimum income taxes imposed by New York State and New York City on individuals, estates and trusts exclude from their taxable bases the Federal tax preference item with respect to tax-exempt interest.

         Non-residents of New York City will not be subject to the City personal income tax on gains derived with respect to their Units. Non-residents of the State will not be subject to New York State personal income tax on such gains unless the Units are employed in a business, trade or occupation carried on in New York State. A New York State or City resident should determine his basis and holding period for his Units in the same manner for New York State and City personal income tax purposes as for federal income tax purposes.

    A portion of a Unit holder's tax cost of his Units is allocated to the cost of the Repurchase Commitments and such portion is allocated to the Repurchase Commitments applicable to the various Bonds held in the Trust as a part of the total tax cost allocated among the Bonds. The cost of the Repurchase Commitments is, however, taken into account in determining the gain or loss realized by the Unit holder upon disposition of a Bond by the Trust or disposition of Units by a Unit holder.

    If the proceeds received by the Trust upon the sale or redemption of an underlying Bond exceed a Unit holder's adjusted tax cost allocable to the Bond disposed of, that Unit holder will realize a taxable gain to the extent of such excess. Conversely, if the proceeds received by the Trust upon the sale or redemption of an underlying Bond are less than a Unit holder's adjusted tax cost allocable to the Bond disposed of, that Unit holder will realize a loss for tax purposes to the extent of such difference.

    Any gain recognized on a sale or exchange of a Unit holder's pro rata interest in a Bond, and not constituting a realization of accrued 'market discount,' and any loss will be capital gain or loss, except in the case of a dealer or financial institution. Gain realized on the disposition of the interest of a Unit holder in a market discount Bond is treated as ordinary income to the extent the gain does not exceed the accrued market discount. A Unit holder has an interest in a market discount Bond in a case in which the tax cost for the Unit holder's pro rata interest in the Bond is less than the stated redemption price thereof at maturity (or the issue price plus original issue discount accrued up to the acquisition date, in the case of an original issue discount Bond). If the market discount is less than .25% of the stated redemption price of the Bond at maturity multiplied by the number of complete years to maturity, the market discount shall be considered to be zero. Capital gain of individuals, estates and trusts from a Bond held for more than 1 year is generally subject to a maximum nominal tax rate of 20%. Net capital gain may result in a disallowance of itemized deductions and/or affect a personal exemption phase-out.

    Exemption of interest on a Bond from regular income tax requires that the issuer of the Bond (or other user of the Bond proceeds) meet certain ongoing compliance requirements. Failure to meet these requirements could result in loss of the exemption and such loss of exemption could apply retroactively from the date of issuance. A Bond may provide that if a loss of exemption is determined to have occurred, the Bond is immediately due and payable; and, in the case of a secured Bond, that the security can be reached if the Bond is not then paid. If such a loss of exemption were to occur and the Bond did not contain such an acceleration clause, or if the acceleration did not in fact result in payment of the Bond, the affected Bond would likely be sold as a taxable bond. Sale of a Bond as a taxable bond would likely result in a realization of proceeds less than the cost of the Bond.

    In the case of certain of the underlying Bonds comprising the Portfolio of the Trust, the opinions of bond counsel may indicate that although interest on such underlying Bonds is generally exempt from Federal income tax, such underlying Bonds are 'industrial development bonds' under the 1954 Code or 'private activity bonds' under the 1986 Code as those terms are defined in the relevant Code provisions, and interest on such underlying Bonds will not be exempt from Federal income tax for any period during which such underlying Bonds are held by a 'substantial user' or 'related person' of the facilities financed by the proceeds of such underlying Bonds (or a related person to such a 'substantial
                                      A-16
user'). In the opinion of Cahill Gordon & Reindel, interest attributable to such underlying Bonds (although not subject to federal income tax to the Trust), if received by the Trust for the account of a Unit holder who is such a 'substantial user' or 'related person' will be taxable (i.e., not tax-exempt) to the same extent as if such underlying Bonds were held by the Unit holder directly as owner. No investigation as to the users or of the facilities financed by the underlying Bonds has been made by the Sponsor or its counsel. Investors should consult their tax counsel for advice with respect to the effect of these provisions on their particular tax situations.

    The Portfolio of the Trust may contain one or more Bonds which were originally issued at a discount ('original issue discount'). In general, original issue discount can be defined as the difference between the price at which a Bond was issued and its stated redemption price at maturity. If the original issue discount is less than .25% of the stated redemption price of the Bond at maturity multiplied by the number of complete years to maturity, the original issued discount shall be considered to be zero. In the case of a Bond issued before September 4, 1982, original issue discount is deemed to accrue (be 'earned') as tax-exempt interest ratably over the period from the date of issuance of the Bonds to the date of maturity and is apportioned among the original holder of the obligation and subsequent purchasers in accordance with a ratio the numerator of which is the number of calendar days the obligation was owned by the holder and the denominator of which is the total number of calendar days from the date of issuance of the obligation to its date of maturity. Gain or loss upon the disposition of such an original issue discount Bond in the Portfolio is measured by the difference between the amount realized upon disposition of and the amount paid for such obligation. A holder may, however, exclude from gross income that portion of such gain attributable to accrued interest and the 'earned' portion of original issue discount.

    In the case of a Bond issued after September 3, 1982, original issue discount is deemed to accrue on a constant interest method which corresponds, in general, to the economic accrual of interest (adjusted to eliminate proportionately on an elapsed-time basis any excess of the amount paid for the Bonds by the Trust over the sum of the issue price and the accrued original issue discount on the acquisition date). The tax basis in such Bonds is increased by the amount of original issue discount that is deemed to accrue while the Bonds are held. The difference between the amount realized on a disposition of the Bonds at currently accrued interest and the adjusted tax basis of the Bonds will give rise to taxable gain or deductible loss upon a disposition of the Bonds by the Trust (or a sale or redemption of Units by a Unit holder.)

    Persons in receipt of Social Security benefits should be aware that a portion of such Social Security benefits may be includible in gross income.

    Modified adjusted gross income is adjusted gross income determined without regard to certain otherwise allowable deductions and exclusions from gross income, plus tax-exempt interest on municipal obligations including interest on the Bonds. To the extent that Social Security benefits are includible in gross income they will be treated as any other item of gross income and therefore may be taxable.

    The Code provides, generally, that adjustments to taxable income to produce alternative minimum taxable income for corporations will include 75% of the amount by which adjusted current earnings (which would include tax-exempt interest) of the taxpayer exceeds the alternative minimum taxable income of the taxpayer before any amount is added to alternative minimum taxable income because of this adjustment.

    In addition, investors should be aware that no deduction is allowed for Federal income tax purposes for interest on indebtedness incurred or continued to purchase or carry Units in the Trust. Under rules used by the Internal Revenue Service for determining when borrowed funds are considered used for the purpose of purchasing or carrying particular assets, the purchase of Units may be considered to have been made with borrowed funds even though the borrowed funds are not directly traceable to the purchase of the Units.

    For Federal income tax purposes, Trust expenses allocable to producing or collecting Trust interest income are not deductible because the interest income derived by the Trust is exempt from Federal income tax. A state or local income tax may provide for a deduction for the portion of such Trust expenses attributable to the production or collection of income derived by the Trust and taxed by the state or locality. The effect on any such deductions of the Code rules whereby investment expenses and other miscellaneous deductions are deductible only to the extent in excess of 2% of adjusted gross income would depend upon the law of the particular state or locality involved.

    Under the Code taxpayers are required to report on their Federal income tax returns the amount of tax-exempt interest received or accrued during the year.

    From time to time proposals have been introduced before Congress the purpose of which is to restrict or eliminate the Federal income tax exemption for interest on securities similar to the Bonds in the Trust or to require treatment of such interest as a 'tax preference' for alternative minimum tax purposes, and it can be expected that similar proposals may be introduced in the future. The Trust and the Sponsor cannot predict what legislation, if any, in respect of the tax
                                      A-17
status of interest on securities may be proposed by the Executive Branch or by members of Congress, nor can they predict which proposals, if any, might be enacted or whether any legislation if enacted would apply to the Bonds in the Trust. At any time Congress may have under consideration various proposals to revise the tax system in the United States including current proposals to impose a flat tax system. Any flat tax system may have the effect of reducing or eliminating the benefit presently received in connection with the receipt of interest on municipal debt obligations as compared to the receipt of interest on other obligations. Moreover, a flat tax system, if implemented, may have an adverse effect on the value of the securities held in the portfolio of the trust. The Sponsor cannot predict whether a flat tax or similar system will be enacted nor can it predict the impact any such system would have on the portfolio of the Trust.

    Investors should consult their own tax advisors with respect to the applicability of the foregoing general comments to their own particular situations and as respects state and local tax consequences of an investment in Units.

Expenses and Charges

   Initial Expenses

    At no cost to the Trust, the predecessor sponsor bore all the expenses of creating and establishing the Trust, including the cost of the initial preparation, printing and execution of the Trust Agreement and the certificates for Units, the fees of the Evaluator during the initial public offering, legal expenses, advertising and selling expenses, expenses of the Trustee and other out-of-pocket expenses.

   Portfolio Supervisor's Fee

    The Portfolio supervision fee (the 'Supervision Fee') which is earned for Portfolio supervisory services, is based upon the aggregate face amount of Bonds in the Trust at the beginning of each calendar year.

    The Supervision Fee, which is not to exceed the amount (set forth in Part A--'Summary of Essential Information') per $1,000 face amount of Bonds in the Trust, may exceed the actual costs of providing Portfolio supervisory services for such Trust, but at no time will the total amount the Portfolio Supervisor and/or an affiliate thereof receive for Portfolio supervisory services rendered to all series of National Municipal Trust in any calendar year exceed the aggregate cost to it of supplying such services in such year. For a description of the Portfolio supervisory services to be provided by the Portfolio Supervisor and/or an affiliate thereof, see 'Sponsor--Responsibility.' The Supervision Fee will be paid to the Portfolio Supervisor by the Trust. The Prudential Insurance Company of America, the indirect parent of the Sponsor, or a division or subsidiary thereof, has agreed to advise the Portfolio Supervisor regarding the Portfolio Supervisor's Portfolio supervisory services and will be compensated by the Sponsor for such advisory services.

   Trustee's and Evaluator's Fees

    The Trustee will receive for its ordinary recurring services to the Trust an annual fee in the amount set forth under 'Summary of Essential Information.' There is no minimum fee and, except as hereinafter set forth, no maximum fee. For a discussion of the services performed by the Trustee pursuant to its obligations under the Trust Agreement, reference is made to the material set forth under 'Rights of Unit Holders.'

    The Evaluator receives a fee set forth under 'Summary of Essential Information' to be paid by the Trustee. (See 'Evaluator--Responsibility.')

    The Seller is obligated to reimburse the Trustee for expenses relating to the Trust up to $1.30 per Unit annually (including $1.02 per Unit for the Trustee's fee). (See 'Summary of Essential Information.')

    The Trustee's and Evaluator's fees are payable monthly on each Record Date from the Interest Account to the extent funds are available and then from the Principal Account. Both fees may be increased without approval of the Unit holders by amounts not exceeding proportionate increases in consumer prices for services as measured by the United States Department of Labor's Consumer Price Index entitled 'All Services Less Rent.' The Trustee's fee will not be increased in future years in order to make up the reduction in the Trustee's fee under 'Rights of Unit Holders--Distribution of Interest and Principal.'

   Other Charges

    There are no fees or charges to the Trust in connection with exercise of the Repurchase Commitments or the rights under the Collateral Agreement. The following additional charges are or may be incurred by the Trust: all expenses (including counsel fees) of the Trustee incurred in connection with its activities under the Trust Agreement, including the expenses and costs of any action undertaken by the Trustee to protect the Trust and the rights and interests of the Unit holders; fees of the Trustee for any extraordinary services performed under the Trust Agreement; indemnification of the

Trustee for any loss or liability accruing to it without gross negligence, bad faith or willful misconduct on its part, arising out of or in connection with its acceptance or administration of the Trust; and all taxes and other governmental charges imposed upon the Bonds or any part of the Trust (no such taxes or charges are being levied or made or, to the knowledge of the Sponsor, contemplated). The above expenses, including the Trustee's fee, when paid by or owing to the Trustee, are secured by a lien on the Trust. In addition, the Trustee is empowered to sell Bonds in order to make funds available to pay all expenses.

REINVESTMENT PROGRAM

    Distributions of interest and principal, if any, are made to Unit holders monthly, quarterly or semiannually. A Unit holder will have the option of either receiving his monthly, quarterly or semiannual income check from the Trustee or reinvesting the distribution in an open-end diversified management investment company offered by the Sponsor whose investment objective is to attain for investors the highest level of current income that is exempt from Federal income taxes, consistent with liquidity and the preservation of capital. Participation in any such fund is conditioned on such fund's lawful qualification for sale in the jurisdiction in which the Unit holder resides. There can be no assurance, however, that such qualification will be obtained. Upon enrollment in the reinvestment program, the Trustee will direct monthly, quarterly or semiannual interest distributions and principal distributions, if any, to the designated fund. It should be noted that there are no repurchase commitments with respect to bonds in the Reinvestment Series. The appropriate prospectus will be sent to the Unit holder. A Unit holder's election to participate in this reinvestment program will apply to all Units of the Trust owned by such Unit holder. The Unit holder should read the prospectus for the fund carefully before deciding to participate.

PUBLIC OFFERING

Offering Price

    The price of the Units is determined by adding to the Evaluator's determination of the aggregate bid price of the Bonds per Unit a sales charge calculated as follows:

    The sales charge per Unit will be computed by multiplying the Evaluator's determination of the bid side evaluation of each Security by a sales charge determined in accordance with the table set forth below based upon the number of years remaining to the maturity of each such Security, totalling all such calculations, and dividing this total by the number of Units then outstanding. In calculating the date of maturity, a Security will be considered to mature on its stated maturity date unless: (a) the Security has been called for redemption or funds or securities have been placed in escrow to redeem it on an earlier call date, in which case the call date will be deemed the date on which such Security matures; or (b) the Security is subject to a mandatory tender, in which case the mandatory tender date will be deemed the date on which such Security matures.

                                                 (As Percent of Bid    (As Percent of Public
                          Time to Maturity        Side Evaluation)        Offering Price)
                       -----------------------   ------------------    ---------------------
                       Less than six months...              0%                     0%
                       Six months to 1 year...          0.756%                  0.75%
                       Over 1 year to 2
                         years................          1.523%                  1.50%
                       Over 2 years to 4
                         years................          2.564%                  2.50%
                       Over 4 years to 8
                         years................          3.627%                  3.50%
                       Over 8 years to 15
                         years................          4.712%                  4.50%
                       Over 15 years..........          5.820%                  5.50%

    The aggregate bid price of the Bonds (including their respective Repurchase Commitments) is determined by the Evaluator (1) on the basis of current bid prices for the Bonds, (2) if bid prices are not available for any Bonds, on the basis of current bid prices for comparable bonds, (3) by making an appraisal of the value of the Bonds on the basis of bid prices in the market, or (4) by any combination of the above. Such valuations will take into account the Repurchase Commitments of the Seller relating to the Bonds as discussed in footnote 3 in the Notes to the Schedule of Investments. For information relating to the calculation of the Redemption Price, which is based upon the aggregate bid price of the underlying Bonds, see 'Rights of Unit Holders--Redemption.' See also 'Rights of Unit Holders--Certificates' and 'Rights of Unit Holders--Redemption' for information relating to redemption of Units.

    The sales charge per Unit will be reduced pursuant to the following graduated scale for sales to any person of at least 100 Units.

                                     Number of Units           % of Sales Charge
                              ------------------------------   -----------------
                              Less than 100 Units...........           100%
                              100-249 Units.................            90%
                              250-499 Units.................            80%
                              500-749 Units.................            75%
                              750-999 Units.................            70%
                              1,000 Units or More...........            65%

    The respective reduced sales charges as shown on each of the above charts will apply to all purchases of Units in any fourteen day period by the same person in the amounts stated herein, and for this purpose, purchases of Units of a Trust will be aggregated with concurrent purchases of Units of any other trust that may be offered by the Sponsor.

    Units held in the name of the purchaser's spouse, in the name of a purchaser's child under the age of 21 or in the name of an entity controlled by the purchaser are deemed for the purposes hereof to be acquired by the purchaser. The reduced sales charges are also applicable to a trustee or other fiduciary purchasing Units for a single trust estate or single fiduciary account.

    The Sponsor intends to permit its employees and employees of its affiliates to purchase Units of the Trust at a price equal to the bid side evaluation of the Bonds in the Trust divided by the number of Units outstanding plus a reduced sales charge of $5.00 per Unit, subject to a limit of 5% of the Units of a Trust at the discretion of the Sponsor.

Market for Units

    Although it is not obligated to do so, the Sponsor intends to maintain a market for the Units of the Trust offered hereby and continuously to offer to purchase said Units at prices based on the aggregate bid price of the underlying Bonds. There is no sales charge incurred when a Unit holder sells Units back to the Sponsor. Any Units repurchased by the Sponsor may be reoffered to the public by the Sponsor at the Public Offering Price at the time, plus accrued interest.

    If the supply of Units of the Trust exceeds demand, or for some other business reason, the Sponsor may discontinue purchases of Units of the Trust at prices based on the bid prices of Bonds in the Trust. The Sponsor, of course, does not in any way guarantee the enforceability, marketability or price of any Bond in the portfolio or of the Units. In the event that a market is not maintained for the Units, a Unit holder desiring to dispose of his Units may be able to do so only by tendering such Units to the Trustee for redemption at the Redemption Price, which is based upon the aggregate bid price of the underlying Bonds. If a Unit holder wishes to dispose of his Units, he should inquire of the Sponsor as to current market prices prior to making a tender for redemption to the Trustee. (See 'Rights of Unit Holders--Redemption.')

Distribution of Units

    The Sponsor intends to qualify Units for sale in states selected by the Sponsor, to be sold by the Sponsor and through dealers who are members of the National Association of Securities Dealers, Inc. at prices which include a concession per Unit as stated below, but, subject to change from time to time at the discretion of the Sponsor. The Sponsor reserves the right to reject, in whole or in part, any order for purchase of Units.

    The dealer concession per Unit in the secondary market will be 65% of the sales charge per Unit.

    Sales will be made only with respect to whole Units, and the Sponsor reserves the right to reject, in whole or in part, any order for the purchase of Units.

    In addition, sales of Units may be made pursuant to distribution arrangements with certain banks which are acting as agents for their customers. These banks are making Units of the Trust available to their customers on an agency basis. A portion of the sales charge paid by these customers is retained by or remitted to the banks in amounts comparable to the aforementioned dealers' concessions.

Sponsor's Profits

    The Sponsor receives a sales charge as set forth in 'Summary of Essential Information.' On the sale of Units to dealers, the Sponsor will retain the difference between the dealer concession and the sales charge (see 'Distribution of Units,' herein).
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    The Sponsor may realize profits (or sustain losses) due to the daily fluctuations in prices of the Bonds and thus in the Public Offering Price of the Units received by the Sponsor. Cash, if any, made available to the Sponsor prior to the settlement date for purchase of Units may be used in the Sponsor's businesses, subject to the limitations permitted by applicable regulations, and may be of benefit to the Sponsor.

    In maintaining a secondary market for the Units (see 'Market for Units') the Sponsor may also realize profits or sustain losses in the amount of any difference between the price at which it buys Units and the price at which it resells or redeems such Units.

RIGHTS OF UNIT HOLDERS

Certificates

    Ownership of Units is evidenced by registered certificates executed by the Trustee and the Sponsor. The Trustee is authorized to treat as the record owner of Units that person who is registered as such owner on the books of the Trustee. Delivery of certificates representing Units ordered for purchase is normally made five business days following order or within a reasonable period of time thereafter. Certificates are transferable by presentation and surrender to the Trustee properly endorsed or accompanied by a written instrument or instruments of transfer.

    Certificates may be issued in denominations of one Unit or any multiple thereof. A Unit holder may be required to pay $2.00 per certificate reissued or transferred, and to pay any governmental charge that may be imposed in connection with each such transfer or interchange. For new certificates issued to replace destroyed, stolen or lost certificates, the Unit holder must furnish indemnity satisfactory to the Trustee and must pay such expenses as the Trustee may incur. Mutilated certificates must be surrendered to the Trustee for replacement.

Distribution of Interest and Principal

    Interest and principal received by the Trust will be distributed on each monthly Distribution Date on a pro rata basis to Unit holders of record as of the preceding Record Date. All distributions will be net of applicable expenses and funds required for the redemption of Units. (See 'Summary of Essential Information,' 'The Trust--Expenses and Charges' and 'Rights of Unit Holders--Redemption.')

    The Trustee will credit to the Interest Account all interest received by the Trust, including that part of the proceeds of any disposition of Bonds which represents accrued interest. Other receipts will be credited to the Principal Account. The pro rata share of the Interest Account and the pro rata share of cash in the Principal Account represented by each Unit will be computed by the Trustee each month as of the Record Date. (See 'Summary of Essential Information.') Proceeds received from the disposition of any of the Bonds subsequent to a Record Date and prior to the next succeeding Distribution Date will be held in the Principal Account and will not be distributed until the following Distribution Date. The distribution to the Unit holders as of each Record Date will be made on the following Distribution Date or shortly thereafter and shall consist of an amount substantially equal to one-twelfth of such holders' pro rata share of the estimated annual income to be credited to the Interest Account after deducting estimated expenses (the 'Monthly Interest Distribution') plus such holders' pro rata share of the cash balance of the Principal Account computed as of the close of business on the preceding Record Date. Because Bond interest payments are not received by the Trust at a constant rate throughout the year, such Monthly Interest Distribution may be more or less than the amount credited to the Interest Account as of the Record Date. Persons who purchase Units between a Record Date and a Distribution Date will receive their first distribution on the second Distribution Date following their purchase of Units. No distribution need be made from the Principal Account if the balance therein is less than an amount sufficient to distribute $1.00 per Unit. The Monthly Interest Distribution per Unit will change as Bonds are exchanged, redeemed, paid or sold. The difference between the estimated net interest accrued from the first settlement date on the Units to the first Record Date and the first interest distribution to investors is an asset of the Unit holder and will be realized in subsequent distributions or upon the earlier of the sale of his Units or the maturity, redemption or sale of Bonds in the Trust.

    Purchasers of Units who desire to receive distributions on a semiannual or quarterly basis may elect to do so at the time of purchase. Those indicating no choice will be deemed to have chosen the monthly distribution plan. Record dates for monthly distributions will be the tenth day of each month. Record dates for quarterly distributions will be the tenth day of January, April, July and October, and record dates for semiannual distributions will be the tenth day of January and July.

    The plan of distribution selected by a Unit holder will remain in effect until changed. Unit holders purchasing Units in the secondary market will initially receive distributions in accordance with the election of the prior owner. In November of each year, the Trustee will furnish each Unit holder a card to be returned to the Trustee by December 20 of such year if the Unit holder desires to change his plan of distribution. Unit holders desiring to change the plan of distribution in which they are participating may so indicate on the card and return same, together with their Certificate to the Trustee. If the card and Certificate are returned to the Trustee, the change will become effective on December 21 of such year for the ensuing twelve months. If the card and Certificate are not returned to the Trustee, the Unit holder will be deemed to have elected to continue with the same plan for the following twelve months.

    As of the tenth day of each month the Trustee will deduct from the Interest Account and, to the extent funds are not sufficient therein, from the Principal Account amounts necessary to pay the expenses of the Trust. (See 'The Trust--Expenses and Charges.') The Trustee also may withdraw from said accounts such amounts, if any, as it deems necessary to establish a reserve for any governmental charges payable out of the Trust. Amounts so withdrawn shall not be considered a part of the Trust's assets until such time as the Trustee shall return all or any part of such amounts to the appropriate account. In addition, the Trustee may withdraw from the Interest Account and the Principal Account such amounts as may be necessary to cover redemption of Units by the Trustee. (See 'Rights of Unit Holders--Redemption.') Funds that are available for future distributions, redemptions and payment of expenses are held in accounts which are non-interest bearing to the Unit holders and are available for use by and may be of benefit to the Trustee pursuant to normal banking procedures.

    Because interest on Bonds in the Trust is payable at varying intervals, usually in semiannual installments, and distributions of income are made monthly to Unit holders, the interest accruing to the Trust will not be equal to the amount of money received and available monthly for distribution from the Interest Account. Therefore, on each Monthly Distribution Date, the amount of interest actually deposited in the Interest Account and available for distribution may be slightly more or less than the monthly interest distribution made. In order to eliminate fluctuations in monthly interest distributions resulting from such variances, the Trustee is required by the Trust Agreement to advance such amounts as may be necessary to provide monthly interest distributions of approximately equal amounts. The Trustee will be reimbursed, without interest, for any such advances from funds available from the Interest Account on the next ensuing Record Date or Record Dates as the case may be. If all or a portion of the Bonds for which advances have been made subsequently fail to pay interest when due, the Trustee may recoup advances made by it in anticipation of receipt of interest payments on such Bonds by reducing the amount otherwise distributable per Unit with respect to one or more Interest Distributions. If Units are redeemed subsequent to such advances by the Trustee, but prior to receipt by the Trustee of actual notice of such failure to pay interest, the amount of which was so advanced by the Trustee, each remaining Unit holder will be subject to a greater pro rata reduction in his Interest Distribution than would have occurred absent such redemptions. In addition, because of the varying interest payment dates of the Bonds comprising the Trust portfolio, accrued interest at any point in time will be greater than the amount of interest actually received by the Trust and distributed to Unit holders. Therefore, there will always remain an item of accrued interest that is added to the value of the Units. If a Unit holder sells all or a portion of his Units, he will be entitled to receive his proportionate share of the accrued interest from the purchaser of his Units. Similarly, if a Unit holder redeems all or a portion of his Units, the Redemption Price per Unit which he is entitled to receive from the Trustee will also include accrued interest on the Bonds. Thus, the accrued interest attributable to a Unit will not be entirely recovered until the holder either redeems or sells such Unit or until the Trust is terminated. (See 'Rights of Unit Holders--Redemption--Computation of Redemption Price per Unit.')

Reports and Records

    The Trustee shall furnish Unit holders in connection with each distribution a statement of the amount of interest, if any, and the amount of other receipts, if any, which are being distributed, expressed in each case as a dollar amount per Unit. In the event that the Issuer of any of the Bonds fails to make payment when due of any interest or principal and such failure results in a change in the amount which would otherwise be distributed as a distribution, the Trustee will, with the first such distribution following such failure, set forth in an accompanying statement, the Issuer and the Bonds, the amount of the reduction in the distribution per Unit resulting from such failure, the percentage of the aggregate face amount of Bonds which such Bond represents and, to the extent then determined, information regarding any disposition or legal action with respect to such Bond. Within a reasonable time after the end of each calendar year, the Trustee will furnish to each person who at any time during the calendar year was a Unit holder of record, a statement (1) as to the Interest
Account: interest received (including any earned original issue discount and amounts representing interest received upon any disposition of Bonds), deductions for payment of applicable taxes and for fees and expenses of the Trust, redemptions of Units and the balance remaining after such distributions and deductions, expressed both as a total dollar amount and as a dollar amount representing the pro rata share of each Unit outstanding on the last business day of such calendar year; (2) as to the Principal Account: the dates of disposition of any Bonds and the net proceeds received therefrom (including any unearned original issue discount but excluding any portion representing interest), deductions
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for payments of applicable taxes and for fees and expenses of the Trust, redemptions of Units, and the balance remaining after such distributions and deductions, expressed both as a total dollar amount and as a dollar amount representing the pro rata share of each Unit outstanding on the last business day of such calendar year; (3) a list of the Bonds held and the number of Units outstanding on the last business day of such calendar year; (4) the Redemption Price Unit based upon the last computation thereof made during such calendar year; and (5) amounts actually distributed during such calendar year from the Interest Account and from the Principal Account, separately stated, expressed both as total dollar amounts and as dollar amounts representing the pro rata share of each Unit outstanding on the last business day of such calendar year. The accounts of the Trust shall be audited not less frequently than annually by independent certified public accountants designated by the Sponsor, and the report of such accountants will be furnished by the Trustee to Unit holders upon request.

    The Trustee shall keep available for inspection by Unit holders at all reasonable times during usual business hours, books of record and account of its transactions as Trustee including records of the names and addresses of Unit holders, certificates issued or held, a current list of Bonds in the Portfolio and a copy of the Trust Agreement.

Redemption

   Tender of Units

    Units may be tendered to the Trustee for redemption on any day the New York Stock Exchange is open at its unit investment trust office at 4 New York Plaza, New York, New York 10004, upon payment of any relevant tax. At the present time there are no specific taxes related to the redemption of the Units. No redemption fee will be charged by the Sponsor or the Trustee. Units redeemed by the Trustee will be canceled.

    Certificates for Units to be redeemed must be delivered to the Trustee and must be properly endorsed or accompanied by a written instrument of transfer. Unit holders must sign exactly as their names appear on the face of the certificate with the signature guaranteed by an officer of a national bank or trust company, a member firm of either the New York, Midwest or Pacific Coast Stock Exchange, or in such other manner as may be acceptable to the Trustee. In certain instances the Trustee may require additional documents such as, but not limited to, trust instruments, certificates of death, appointments as executor or administrator or certificates of corporate authority.

    Within seven calendar days following such tender, or if the seventh calendar day is not a business day, on the first business day prior thereto, the Unit holder will be entitled to receive in cash an amount for each Unit tendered equal to the Redemption Price per Unit computed as of the Evaluation Time set forth in the Summary of Essential Information on the date of tender. (See 'Redemption--Computation of Redemption Price per Unit.') The 'date of tender' is deemed to be the business day on which Units are received by the Trustee, except that as regards Units received after the evaluation time, the date of tender is the next business day and such Units will be deemed to have been tendered to the Trustee on such day for redemption at the Redemption Price computed on that day. For information relating to the purchase by the Sponsor of Units tendered to the Trustee for redemption, see 'Redemption--Purchase by the Sponsor of Units Tendered for Redemption.'

    Accrued interest paid on redemption shall be withdrawn from the Interest Account, or, if the balance therein is insufficient, from the Principal Account. All other amounts paid on redemption shall be withdrawn from the Principal Account. The Trustee is empowered to sell Bonds in order to make funds available for redemption. Such sales, if required, could result in a sale of Bonds by the Trustee at a loss. To the extent Bonds are sold, the size and diversity of the Trust will be reduced.

    The Trustee shall advance to the Trust such funds as are necessary to meet redemptions pending the receipt by the Trust of the proceeds of the exercise of the Repurchase Commitments.

    The Trustee reserves the right to suspend the right of redemption and to postpone the date of payment of the Redemption Price per Unit for any period during which the New York Stock Exchange is closed, other than weekend and holiday closings, or trading on that Exchange is restricted or during which (as determined by the Securities and Exchange Commission by rule or regulation) an emergency exists as a result of which disposal or evaluation of the underlying Bonds is not reasonably practicable, or for such other periods as the Securities and Exchange Commission has by order permitted.

   Computation of Redemption Price per Unit

    The Redemption Price per Unit is determined by the Trustee on the basis of the bid prices of the Bonds in the Trust, and the Public Offering Price of Units is determined on the basis of the bid prices of the Bonds, both as of the Evaluation Time on the date any such determination is made. The Redemption Price per Unit is each Unit's pro rata share, determined by the Trustee, of: (1) the aggregate value of the Bonds in the Trust (determined by the Evaluator as set forth below), (2) cash on hand in the Trust and (3) accrued and unpaid interest on the Bonds as of the date of computation, less (a) amounts representing taxes or governmental charges payable out of the Trust, (b) the accrued expenses of the Trust, and (c) cash held for distribution to Unit holders of record as of a date prior to the evaluation. Accrued interest payable in respect of the Units from the date of tender to, but not including, the fifth business day thereafter also comprises a part of the Redemption Price per Unit. The Evaluator may determine the value of the Bonds in the Trust (1) on the basis of current bid prices for the Bonds and the repurchase commitment, (2) if bid prices are not available for any Bonds, on the basis of current bid prices for comparable bonds and commitments, (3) by appraisal, or (4) by any combination of the above; it being understood that under ordinary circumstances the bonds and repurchase commitments will be priced at the face value of the Bonds.

   Purchase by the Sponsor of Units Tendered for Redemption

    The Trust Agreement requires that the Trustee notify the Sponsor of any tender of Units for redemption. So long as the Sponsor is maintaining a bid in the secondary market the Sponsor, prior to the close of business on the second succeeding business day, will purchase any Units tendered to the Trustee for redemption at the price so bid by making payment therefor to the Unit holder in an amount not less than the Redemption Price on the date of tender not later than the day on which the Units would otherwise have been redeemed by the Trustee. (See 'Public Offering--Market for Units.') Units held by the Sponsor may be tendered to the Trustee for redemption as any other Units.

    The price of any Units resold by the Sponsor will be the Public Offering Price determined in the manner provided in this Prospectus. (See 'Public Offering Price.') Any profit resulting from the resale of such Units will belong to the Sponsor which likewise will bear any loss resulting from a lower offering or redemption price subsequent to its acquisition of such Units. (See 'Public Offering--Sponsor's Profits.')

Exchange Option

    Unit holders may elect to exchange any or all of their Units of this series of the National Municipal Trust for units of one or more of any other series in the Prudential Investment Management Services LLC family of unit investment trusts or certain additional trusts that may from time to time be made available for such exchange by the Sponsor (collectively referred to as the 'Exchange Trust'). Such units may be acquired at prices based on reduced sales charges per unit.

    The purpose of such reduced sales charges is to permit the Sponsor to pass on to the Unit holder who wishes to exchange Units the cost savings resulting from such exchange of Units. The cost savings result from reductions in time and expense related to advice, financial planning and operational expense required for the Exchange Option.

    Exchange Trusts may have different investment objectives; a Unit Holder should read the prospectus for the applicable Exchange Trust carefully to determine the investment objective prior to the exercise of this option.

    This option will be available provided the Sponsor maintains a secondary market in both the Units of this series and units of the applicable Exchange Trust and provided that units of the applicable Exchange Trust are available for sale and are lawfully qualified for sale in the jurisdiction in which the Unit holder resides. While it is the Sponsor's intention to maintain a secondary market for the units of all such trusts, there is no obligation on its part to do so. Therefore, there is no assurance that a market for units will in fact exist on any given date on which a Unit holder wishes to sell or exchange his units; thus there is no assurance that the Exchange Option will be available to any Unit holder. The Sponsor reserves the right to modify, suspend or terminate this option at any time without further notice to Unit holders. In the event the Exchange Option is not available to a Unit holder at the time he wishes to exercise it, the Unit holder will be immediately notified and no action will be taken with respect to his units without further instruction from the Unit holder.

    Exchanges will be effected in whole units only. If the proceeds from the Units being surrendered are less than the cost of a whole number of units being acquired, the exchanging Unit holder will be permitted to add cash in an amount to round up to the next highest number of whole units.

    When units held for less than five months are exchanged for units with a higher regular sales charge, the sales charge will be the greater of (a) the reduced sales charge or (b) the difference between the sales charge paid in acquiring the units being exchanged and the regular sales charge for the quantity of units being acquired, determined as of the date of the exchange.

    To exercise the Exchange Option, a Unit holder should notify the Sponsor of his desire to use the proceeds from the sale of his Units to purchase units of one or more of the Exchange Trusts. If units of the applicable outstanding series of the Exchange Trust are at that time available for sale, the Unit holder may select the series or group of series for which he desires his Units to be exchanged. The Unit holder will be provided with a current prospectus or prospectuses relating to each series in which he indicates interest.

    The exchange transaction will operate in a manner essentially identical to any secondary market transaction, i.e., Units will be repurchased at a price equal to the aggregate bid side evaluation per Unit of the Bonds in the Portfolio plus accrued interest. Units of the Exchange Trust will be sold to the Unit holder at a price equal to the Public Offering Price per unit of the bonds in that portfolio plus accrued interest and the applicable sales charge of $15 per Unit. Excess proceeds not used to acquire whole units will be paid to the exchanging Unit holder.

    Owners of units of any registered unit investment trust, other than series of National Municipal Trust, which was initially offered at a minimum applicable sales charge of 3.0% of the public offering price exclusive of any applicable sales charge discounts may elect to apply the cash proceeds of sale or redemption of those units directly to acquire available units of any Exchange Trust at the reduced sales charge of $20 per Unit, subject to the terms and conditions applicable to the Exchange Option. To exercise this option, the owner should notify his retail broker. He will be given a prospectus of each series in which he indicates interest units of which are available. The Sponsor reserves the right to modify, suspend or terminate the option at any time without further notice, including the right to increase the reduced sales charge applicable to this option (but not in excess of $5 more per unit than the corresponding fee then charged for a unit of an Exchange Trust which is being exchanged).

    For example, assume that a Unit holder, who has three units of a Trust with a 4.75% sales charge and a current price of $1,100 per unit, sells his units and exchanges the proceeds for units of a series of an Exchange Trust with a current price of $950 per unit and an ordinary sales charge of 4.75%. The proceeds from the Unit holder's units will aggregate $3,300. Since only whole units of an Exchange Trust may be purchased under the Exchange Option, the holder would be able to acquire four units in the Exchange Trust for a total cost of $3,860 ($3,800 for units and $60 for the $15 per unit sales charge) by adding an extra $560 in cash. Were the Unit Holder to acquire the same number of units at the same time in the regular secondary market maintained by the Sponsor, the price would be $3,989.50 [$3,800 for the units and $189.50 for the 4.75% sales charge (4.987% of the net amount invested)].

Tax Consequences

    An exchange of Units pursuant to the Exchange Option will generally constitute a 'taxable event' under the Code, i.e. a Unit holder will recognize gain or loss at the time of exchange. However, upon an exchange of Units of this series of the National Municipal Trust for units of any other series of Exchange Trusts which are grantor trusts for U.S. Federal income tax purposes the Internal Revenue Service may seek to disallow any loss incurred upon such exchange to the extent that the underlying securities in each trust are substantially identical and the exchange of units occurs within a thirty day period. Unit holders are urged to consult their own tax advisors as to the tax consequences to them of exchanging Units in particular cases.

SPONSOR

    Prudential Investment Management Services LLC is a wholly-owned indirect subsidiary of The Prudential Insurance Company of America and is a limited liability corporation organized under Delaware law in 1996. It is a registered broker-dealer under the Securities and Exchange Act of 1934 and a member of the National Association of Securities Dealers, Inc. The Sponsor is a distributor for various open-end management companies and unit investment trusts.

Limitations on Liability

    The Sponsor is liable for the performance of its obligations arising from its responsibilities under the Trust Agreement, but will be under no liability to Unit holders for taking any action or refraining from any action in good faith or for errors in judgment or responsible in any way for depreciation or loss incurred by reason of the sale of any Bonds, except in cases of its own willful misfeasance, bad faith, gross negligence or reckless disregard for its obligations and duties. (See 'The Trust--Portfolio' and 'Sponsor--Responsibility.')

Responsibility

    The Trust is a unit investment trust and is not actively managed. The Sponsor, however, is empowered under the Trust Agreement to direct the Trustee to dispose of Bonds when certain events occur that adversely affect the value of Bonds, including default in payment of interest or principal, default in payment of interest or principal on other obligations of the same issuer, institution of legal proceedings, a breach of covenant or warranty which could adversely affect the payment of debt service on the Bonds, decline in price or the occurrence of other market or credit factors, or decline in projected income pledged for debt service on revenue bonds and advanced refunding that, in the opinion of the Sponsor, may be detrimental to the interests of the Unit holders.

    The Portfolio Supervisor and/or an affiliate intend to continuously monitor developments affecting the Bonds in each Trust in order to determine whether the Trustee should be directed to dispose of any such Bonds.

    It is the responsibility of the Sponsor to instruct the Trustee to reject any offer made by an issuer of any of the Bonds to issue new obligations in exchange and substitution for any Bonds pursuant to a refunding or refinancing plan, except that the Sponsor may instruct the Trustee to accept such an offer or to take any other action with respect thereto as the Sponsor may deem proper if the issuer is in default with respect to such Bonds or in the judgment of the Sponsor the issuer will probably default in respect to such Bonds in the foreseeable future.

    Any obligations so received in exchange or substitution will be held by the Trustee subject to the terms and conditions of the Trust Agreement to the same extent as Bonds originally deposited thereunder. Within five days after the deposit of obligations in exchange or substitution for underlying Bonds, the Trustee is required to give notice thereof to each Unit holder, identifying the Bonds eliminated and the Bonds substituted therefor. Except as stated in this and the preceding paragraph the acquisition by the Trust of any securities other than the Bonds initially deposited is prohibited.

    If the Sponsor fails to perform its duties under the Trust Agreement or becomes incapable of acting or becomes bankrupt or its affairs are taken over by public authorities, the Sponsor is automatically discharged under the Trust Agreement.

Resignation

    If at any time the Sponsor is acting under the Trust Agreement and that Sponsor shall fail to perform any of its duties thereunder or becomes incapable of acting or becomes bankrupt or its affairs are taken over by public authorities, then the Trustee may appoint a successor sponsor or terminate the Trust Agreement and liquidate the Trust.

TRUSTEE

    The Trustee is The Chase Manhattan Bank, a New York Bank with its principal executive office at 270 Park Avenue, New York, New York, 10017 and its unit investment trust office at 4 New York Plaza, New York, New York 10004. The Trustee is subject to supervision by the Superintendent of Banks of the State of New York, the Federal Deposit Insurance Corporation and the Board of Governors of the Federal Reserve System. In connection with the storage and handling of certain Securities deposited in the Trust, the Trustee may use the services of The Depository Trust Company. These services may include safekeeping of the Securities and coupon-clipping, computer book-entry transfer and institutional delivery services. The Depository Trust Company is a limited purpose trust company organized under the Banking Law of the State of New York, a member of the Federal Reserve System and a clearing agency registered under the Securities Exchange Act of 1934.

    The Chase Manhattan Bank also acts as Collateral Agent in connection with the collateral securing the Seller's Repurchase Commitments.

Limitations on Liability

    The Trustee shall not be liable or responsible in any way for depreciation (which would ordinarily not occur) or loss incurred by reason of the disposition or the failure to dispose of any moneys, Bonds or certificates or in respect of any evaluation or with respect to the validity or sufficiency of any of the Bonds, or Collateral or for any action taken in good faith reliance on prima facie properly executed documents except in cases of willful misfeasance, bad faith, gross negligence or reckless disregard for its obligations and duties. In addition, the Trustee shall not be personally liable for any taxes or other governmental charges imposed upon or in respect of the Trust which the Trustee may be required to pay under current or future law of the United States or any other taxing authority having jurisdiction. (See 'The Trust--Portfolio.')

Responsibility

    For information relating to the responsibilities of the Trustee under the Trust Agreement, reference is made to the material set forth under 'Rights of Unit Holder,' 'Sponsor--Responsibility' and 'Sponsor--Resignation.'

Resignation

    By executing an instrument in writing and filing the same with the Sponsor, the Trustee and any successor may resign. In such an event the Sponsor is obligated to appoint a successor trustee as soon as possible. If the Trustee becomes incapable of acting or becomes bankrupt or its affairs are taken over by public authorities, the Sponsor may remove the Trustee and appoint a successor as provided in the Trust Agreement. Such resignation or removal shall become effective upon the acceptance of appointment by the successor trustee. If upon resignation of a trustee no successor has been appointed and has accepted the appointment within thirty days after notification, the retiring trustee may apply to a court of competent jurisdiction for the appointment of a successor. The resignation or removal of a trustee becomes effective only when the successor trustee accepts its appointment as such or when a court of competent jurisdiction appoints a successor trustee.

EVALUATOR

    The Evaluator is Kenny S&P Evaluation Services a division of J.J. Kenny Co., Inc. with main offices located at 65 Broadway, New York, New York 10006.

Limitations on Liability

    The Trustee, Sponsor and Unit holders may rely on any evaluation furnished by the Evaluator and shall have no responsibility for the accuracy thereof. Determinations by the Evaluator under the Trust Agreement shall be made in good faith upon the basis of the best information available to it, provided, however, that the Evaluator shall be under no liability to the Trustee, the Sponsor or Unit holders for errors in judgment. But this provision shall not protect the Evaluator in cases of willful misfeasance, bad faith, gross negligence or reckless disregard of its obligations and duties.

Responsibility

    The Trust Agreement requires the Evaluator to evaluate the Bonds (1) on the basis of their bid prices on the last business day of each calendar week and (2) on the basis of their bid prices when any Unit is tendered for redemption and on any other day such evaluation is desired by the Trustee or is requested by the Sponsor. For information relating to the responsibility of the Evaluator to evaluate the Bonds on the basis of their bid prices, see 'Public Offering--Offering Price.'

Resignation

    The Evaluator may resign or may be removed by the Sponsor and the Trustee, and the Sponsor and the Trustee are to use their best efforts to appoint a satisfactory successor. Such resignation or removal shall become effective upon the acceptance of appointment by the successor evaluator. If upon resignation of the Evaluator no successor has accepted appointment within thirty days after notice of resignation, the Evaluator may apply to a court of competent jurisdiction for the appointment of a successor.

AMENDMENT AND TERMINATION OF THE TRUST AGREEMENT

Amendment

    The Sponsor and the Trustee have the power to amend the Trust Agreement without the consent of any of the Unit holders when such an amendment is (1) to cure any ambiguity or to correct or supplement any provision of the Trust Agreement which may be defective or inconsistent with any other provision contained therein, or (2) to make such other provisions as shall not adversely affect the interests of the Unit holders; provided, that the Trust Agreement is not amended to increase the number of Units issuable thereunder or to permit the deposit or acquisition of securities either in addition to or in substitution for any of the Bonds initially deposited in the Trust, except for the substitution of certain refunding securities for such Bonds. In the event of any amendment, the Trustee is obligated to notify promptly all Unit holders of the substance of such amendment.

Termination

    The Trust may be terminated at any time by the consent of 51% of the Unit holders or by the Trustee when the value of the Trust as shown on the last business day of December or June in any year is less than $2,000,000 and the Trust will be terminated if its value on any such date is less than $1,000,000. However, in no event may the Trust continue beyond the Mandatory Termination Date. In the event of termination, written notice thereof will be sent by the Trustee to all Unit holders. Within a reasonable period after termination, the Trustee will sell any Bonds remaining in the Trust, and, after paying all expenses and charges incurred by the Trust, will distribute to each Unit holder, upon surrender for cancellation of his certificate for Units, his pro rata share of the balances remaining in the Interest and Principal Accounts.

CODE OF ETHICS

The Sponsor in connection with the Trust has adopted a code of ethics requiring reporting of personal securities transactions by its employees with access to information on Trust portfolio transactions. Persons subject to the code of ethics are permitted to invest in securities including securities that may be held by the Trust. The goal of the code is to prevent fraud, deception or misconduct against the Trust and to provide reasonable standards of conduct. See the back cover of the Prospectus for information on obtaining a copy of the code of ethics.

LEGAL OPINIONS

    Certain legal matters have been passed upon by Cahill Gordon & Reindel, 80 Pine Street, New York, New York 10005, as special counsel for the Sponsor.

INDEPENDENT ACCOUNTANTS

    The financial statements included in this prospectus have been so included in reliance on the report of PricewaterhouseCoopers LLP, independent accountants, given on the authority of said firm as experts in auditing and accounting.

                                RATING OF UNITS*

    The Trust Units have been rated 'AAA' by Standard & Poor's Corporation. The meaning of the applicable rating symbols as published by Standard & Poor's follows:

    A Standard & Poor's corporate or municipal bond rating is a current assessment of creditworthiness of an obligor with respect to a specific debt obligation. This assessment of creditworthiness may take into consideration obligors such as guarantors, insurers, or lessees. The rating is not a recommendation to purchase or sell a security, inasmuch as the rating does not comment as to market price or suitability for a particular investor.

    Ratings are based on current information furnished to Standard & Poor's by the issuer and obtained by Standard & Poor's from other sources it considers reliable. The ratings may be changed, suspended or withdrawn as a result of changes in, or unavailability of, such information.

    The ratings are based, in varying degrees, on the following considerations:

       I. Likelihood of default capacity and willingness of the obligor as to the timely payment of interest and repayment of principal in accordance with the terms of the obligation;

       II. Nature of and provisions of the obligation; and

       III. Protection afforded by, and relative position of, the obligation in the event of bankruptcy, reorganization or other arrangement under the laws of bankruptcy and other laws affecting creditors' rights.

    Standard & Poor's defines its 'AAA' rating as the highest rating assigned by Standard & Poor's to a debt obligation and indicates an extremely strong capacity to pay interest and repay principal.
------------
* As described by Standard & Poor's.

PROSPECTUS--PART II

   Risk Factors Relating to New York Bonds

    Potential purchasers of the Units of the New York Trust should consider the fact that the New York Trust's portfolio consists primarily of securities issued by the State of New York (the 'State') or its municipalities or authorities and realize the substantial risks associated with an investment in such securities.

    The Sponsor believes the information summarized below describes some of the more significant aspects of the New York Trust. The sources of such information are the official statements of issuers. While the Sponsor has not independently verified this information, it has no reason to believe that such information is not correct in all material respects.

   New York State

    The economic and financial condition of the State may be affected by various financial, social, economic and political factors. Those factors can be very complex, can vary from fiscal year to fiscal year, and are frequently the result of actions taken not only by the State but also by entities, such as the federal government, that are outside the State's control. Because of the uncertainty and unpredictability of changes in these factors, their impact cannot be fully included in the assumptions underlying the State's projections. There can be no assurance that the State economy will not experience results that are worse than predicted, with corresponding material and adverse effects on the State's financial projections.

    The State Financial Plan is based upon forecasts of national and State economic activity developed through both internal analysis and review of State and national economic forecasts prepared by commercial forecasting services and other public and private forecasters. Economic forecasts have frequently failed to predict accurately the timing and magnitude of changes in the national and State economies. Many uncertainties exist in forecasts of both the national and State economies, including consumer attitudes toward spending, the extent of corporate and governmental restructuring, federal fiscal and monetary policies, the level of interest rates, and the condition of the world economy, which could have an adverse effect on the State. There can be no assurance that the State economy will not experience results in the current fiscal year that are worse than predicted, with corresponding material and adverse effects on the State's projections of receipts and disbursements.

    Projections of total State receipts in the State Financial Plan are based on the State tax structure in effect during the fiscal year and on assumptions relating to basic economic factors and their historical relationships to State tax receipts. In preparing projections of State receipts, economic forecasts relating to personal income, wages, consumption, profits and employment have been particularly important. The projection of receipts from most tax or revenue sources is generally made by estimating the change in yield of such tax or revenue source caused by economic and other factors, rather than by estimating the total yield of such tax or revenue source from its estimated tax base. The forecasting methodology, however, ensures that State fiscal year estimates for taxes that are based on a computation of annual liability, such as the business and personal income taxes, are consistent with estimates of total liability under such taxes.

    Projections of total State disbursements are based on assumptions relating to economic and demographic factors, levels of disbursements for various services provided by local governments (where the cost is partially reimbursed by the State), and the results of various administrative and statutory mechanisms in controlling disbursements for State operations. Factors that may affect the level of disbursements in the fiscal year include uncertainties relating to the economy of the nation and the State, the policies of the federal government and changes in the demand for and use of State services.

    In recent years, State actions affecting the level of receipts and disbursements, the relative strength of the State and regional economy, actions of the federal government and other factors, have created structural budget gaps for the State. These gaps resulted from a significant disparity between recurring revenues and the costs of maintaining or increasing the level of support for State programs.

    To address a potential imbalance in any given fiscal year, the State would be required to take actions to increase receipts and/or reduce disbursements as it enacts the budget for that year, and under the State Constitution, the Governor is required to propose a balanced budget each year. To correct recurring budgetary imbalances, the State would need to take significant actions to align recurring receipts and disbursements in future fiscal years. There can be no assurance, however that the Legislature will enact the Governor's proposals or that the State's actions will be sufficient to preserve budgetary balance in a given fiscal year or to align recurring receipts and disbursements in future fiscal years. For example, the fiscal effects of tax reductions adopted in the last several fiscal years (including 1998-99) are projected to grow more substantially beyond the 1998-99 fiscal year, with the incremental annual cost of all currently enacted tax reductions estimated at over $4 billion by the time they are fully effective in State fiscal year 2002-03. These actions will place pressure on future budget balance in New York State.

    The State is a defendant in numerous legal proceedings and the monetary damages sought are substantial. These proceedings could affect adversely the financial condition of the State in the 2000-2001 fiscal year or thereafter.

    From time to time, Federal expenditure reductions could reduce, or in some cases eliminate, Federal funding of some local programs and accordingly might impose substantial increased expenditure requirements on affected localities. If the State, the City or any of the public authorities were to suffer serious financial difficulties jeopardizing their respective access to the public credit markets, the marketability of notes and bonds issued by localities within the State could be adversely affected. Localities also face anticipated and potential problems resulting from certain pending litigation, judicial decisions and long-range economic trends. Long-range potential problems of declining urban population, increasing expenditures and other economic trends could adversely affect localities and require increasing State assistance in the future.

   New York City

    The fiscal health of the State is closely related to the fiscal health of its localities, particularly The City of New York (the 'City'), which has required and continues to require significant financial assistance from the State which financial assistance could be affected by State revenue short-falls or spending increases beyond its projections.

    The New York State Financial Emergency Act for The City of New York (the 'Financial Emergency Act'), among other things, established the New York State Financial Control Board (the 'Control Board') to oversee the City's financial affairs. The City operates under a four-year financial plan which is prepared annually and is updated quarterly. The City submits its financial plans as well as the updates quarterly to the Control Board for its review. The Municipal Assistance Corporation for The City of New York ('MAC') and the Office of the State Deputy Comptroller for The City of New York ('OSDC') assist the Control Board in exercising its powers and responsibilities and exercise various monitoring functions relating to the City's financial position.

    During recent fiscal years, as a result of the slowing economy, the City experienced significant shortfalls from earlier projections in almost all of its major tax sources, and was required to take exceptional measures to close substantial budget gaps in order to maintain balanced budgets. There can be no assurance that the City will continue to maintain a balanced budget as required by State law without additional tax or other revenue increases or additional reductions in City services or entitlement programs, which could adversely affect the City's economic base. The City's Financial Plan for the 2000-2003 fiscal years, sets forth actions to close a projected budget gap of $1.8 billion for the 2001 fiscal year. The Financial Plan also outlines projected budget gaps of $1.9 billion, $1.8 billion for the 2002 and 2003 fiscal years, respectively.

    While the outcome of the proceedings and claims are not currently predictable, adverse determinations against the city might have a material adverse effect upon the City's ability to carry out the 2000-2003 Financial Plan.

    Over the long term, serious potential economic problems may continue to aggravate State and local financial conditions. For decades, the State economy has grown more slowly than the nation as a whole, resulting in the gradual erosion of the State's relative economic affluence and tax base, and the relocation of certain manufacturing operations and executive offices outside the State. The causes of this relative decline are varied and complex, in many cases involving national and international developments beyond the State's control. Part of the reason for the long-term relative decline in the State economy has been attributed to the combined state and local tax burden, which is among the highest in the nation. The existence of this tax burden limits the State's ability to impose higher taxes in the event of future financial difficulties.

    If during the existence of the New York Trust, the City, the State, or any of its agencies or municipalities, because of its or their own financial difficulties, become unable to meet regular commitments or if there should be a default, moratorium or other interruption of payments of interest or principal on any obligation issued by the City, the State, or a municipality or other authority in New York State, the market value and marketability of Bonds in the New York Trust, the asset value of Units of the New York Trust and the interest income to the New York Trust, could be adversely affected.

                       Report of Independent Accountants

To the Unit Holders, Sponsor and Trustee
National Municipal Trust Second Put Series
(14 Day Repurchase -  Collateral Backed)

In our opinion, the accompanying statement of financial condition, including the schedule of investments, and the related statements of operations and of changes in net assets present fairly, in all material respects, the financial position of National Municipal Trust Second Put Series (14 Day Repurchase-Collateral Backed), (the "Trust"), at March 31, 2001, the results of its operations and the changes in its net assets for the year then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements are the responsibility of the Trust's management; our responsibility is to express an opinion on these financial statements based on our audit.
We conducted our audit of these financial statements in accordance with auditing standards generally accepted in the United States of America, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement.
An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audit, which included confirmation of securities at March 31, 2001 by correspondence with the Trustee, provides a reasonable basis for our opinion. The accompanying statements of operations, changes in net assets and selected data for a unit of the Trust for each of the two years in the period ended March 31, 2000 were audited by other independent accountants, whose opinion dated July 10, 2000 was unqualified.

PricewaterhouseCoopers LLP
PricewaterhouseCoopers LLP
New York, New York
July 27, 2001
                                    F-1

                       INDEPENDENT AUDITORS' REPORT
                  THE UNIT HOLDERS, SPONSOR AND TRUSTEE
                        NATIONAL MUNICIPAL TRUST
                           SECOND PUT SERIES
                (14 DAY REPURCHASE - COLLATERAL BACKED)

We have audited the statements of operations and changes in net assets of the National Municipal Trust, Second PUT Series (14 Day Repurchase - Collateral Backed) for each of the two years in the period ended March 31, 2000. These financial statements are the responsibility of the Trustee (see Footnote
(a)(1)). Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and the significant estimates made by the Trustee, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the results of operations and the changes in net assets of the National Municipal Trust, Second PUT Series (14 Day Repurchase - Collateral Backed) for each of the two years in the period ended March 31, 2000 in conformity with accounting principles generally accepted in the United States of America.

DELOITTE & TOUCHE LLP
DELOITTE & TOUCHE LLP
New York, New York
July 10, 2000
                                   F-2

                        STATEMENT OF FINANCIAL CONDITION

                           NATIONAL MUNICIPAL TRUST
                              SECOND PUT SERIES
                  (14 DAY REPURCHASE - COLLATERAL BACKED)

                               March 31, 2001

                               TRUST PROPERTY

Investments in securities at market value (cost $7,166,546)                     $7,166,546
(Note (a) and Schedule of Investments Notes (3) and (4))

Accrued interest receivable                                                        197,532

Due from Seller                                                                      3,019


           Total                                                                 7,367,097

                           LIABILITY AND NET ASSETS

Less Liability:

   Due to Trustee                                                                   49,305

Net Assets:

   Balance applicable to 24,430 Units of fractional undivided interest outstanding (Note (c)):

      Capital                                              $7,166,546

      Undistributed principal and net investment income
        (Note (b))                                            151,246

          Net assets                                                            $7,317,792

                          See notes to financial statements

                           STATEMENTS OF OPERATIONS
                           NATIONAL MUNICIPAL TRUST
                             SECOND PUT SERIES
                   (14 DAY REPURCHASE - COLLATERAL BACKED)

                                                    For the years ended March 31,
                                                    2001        2000       1999
Investment income                                   $533,995    $619,353   $662,600

Less Expenses:

   Trust fees and expenses                             5,744       8,845      9,402

           Total expenses                              5,744       8,845      9,402

Net increase in net assets resulting from           $528,251    $610,508   $653,198
    Operations

                     See notes to financial statements

                    STATEMENTS OF CHANGES IN NET ASSETS
                         NATIONAL MUNICIPAL TRUST
                            SECOND PUT SERIES
                 (14 DAY REPURCHASE - COLLATERAL BACKED)

                                                  For the years ended March 31,
                                                   2001          2000         1999
Operations:

   Investment income - net                    $  528,251     $  610,508      $ 653,198

           Net increase in net assets
             resulting from operations        $  528,251        610,508        653,198

Less Distributions to Unit Holders:

   Principal                                    (613,437)      (598,291)      (509,609)

   Investment income - net                      (564,514)      (618,251)      (660,834)

        Total distributions                   (1,177,951)    (1,216,542)    (1,170,443)

Net decrease in net assets                      (649,700)      (606,034)      (517,245)

Net assets:

   Beginning of year                           7,967,492      8,573,526      9,090,771

   End of year (including undistributed prin-
     cipal and net investment income of
     $151,246, $198,358 and $226,214, respec-
     tively)                                  $7,317,792     $7,967,492     $8,573,526

                           See notes to financial statements

                              NOTES TO FINANCIAL STATEMENTS
                                NATIONAL MUNICIPAL TRUST
                                   SECOND PUT SERIES
                         (14 DAY REPURCHASE - COLLATERAL BACKED)

                                     March 31, 2001

(a)  SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

     The Trust is registered under the Investment Company Act of 1940 as a Unit Investment Trust. The following is a summary of the significant accounting policies of the Trust, which are in accordance with accounting principles generally accepted in the United States of
     America:

(1)  Basis of Presentation

         The Trustee has custody of and responsibility for all accounting and financial books, records, financial statements and related data of the Trust and is responsible for establishing and maintaining a system of internal controls directly related to, and designed to provide reasonable assurance as to the integrity and reliability of, financial reporting of the Trust. The Trustee is also responsible for all estimates and accruals reflected in the Trust's financial statements. The Evaluator determines the price for each underlying Security included in the Trust's Schedule of Investments on the basis set forth in Part I of this Prospectus, "Public Offering - Offering Price". Under the Securities Act of 1933 (the "Act"), as amended, the Sponsor is deemed to be an issuer of the Trust Units. As such, the Sponsor has the responsibility of an issuer under the Act with respect to financial statements of each Trust included in the Registration Statement under the Act and amendments thereto.

    (2)  Investments

         Investments are stated at market value as determined by the Evaluator based on the bid side evaluations on the last day of trading during the period, considering the purchase commitment of the Seller (see Note 3 to the Schedule of Investments).

    (3)  Income Taxes

         The Trust is not an association taxable as a corporation for Federal income tax purposes; accordingly, no provision is required for such taxes.

    (4)  Expenses

         Trustee's fees, including estimated expenses and Evaluator's fees, are partially paid by the Seller as explained under "Expenses and Charges" in Part I of this Prospectus. The remainder of such fees will be paid by the Trust.

                          NOTES TO FINANCIAL STATEMENTS
                            NATIONAL MUNICIPAL TRUST
                                SECOND PUT SERIES
                     (14 DAY REPURCHASE - COLLATERAL BACKED)

                                 March 31, 2001

(b)  DISTRIBUTIONS

     Interest received by the Trust is distributed to the Unit Holders on the twenty-fifth day of the month, either monthly, quarterly (January, April, July and October) or semiannually (January and July), at the Unit Holders' election, after deducting applicable expenses. Receipts other than interest are distributed as explained in "Rights of Unit Holders - Distribution of Interest and Principal" in Part I of this Prospectus.

(c)  ORIGINAL COST TO INVESTORS

     The original cost to investors represents the aggregate initial public offering price as of the date of deposit (May 30, 1984) exclusive of accrued interest.


     A reconciliation of the original cost of Units to investors to the net amount applicable to investors as of March 31, 2001 follows:

 Original cost to investors                              $33,502,852
 Less:  Gross underwriting commissions (sales charge)      1,172,600
 Net cost to investors                                    32,330,252
 Cost of securities redeemed/paid down                   (25,163,706)
 Net amount applicable to investors                      $ 7,166,546

(d)  OTHER INFORMATION

Selected data for a Unit of the Trust:


Net Assets as of March 31, 2001 represented by:

                              Monthly       Quarterly      Semiannual
                            distribution   distribution   distribution
                                plan           plan           plan
   Net Asset Value            $299.45         $303.71        $303.71
   Units Outstanding           23,931             366            133

                                         F-7

                          NOTES TO FINANCIAL STATEMENTS
                            NATIONAL MUNICIPAL TRUST
                               SECOND PUT SERIES
                    (14 DAY REPURCHASE - COLLATERAL BACKED)

                                 March 31, 2001

(d)  OTHER INFORMATION (continued)

Distributions of net investment income and principal per Unit:

                             For the years ended March 31,
                                2001     2000     1999
Net investment income:
Monthly Distribution Plan      $23.10   $25.30   $27.04
Quarterly Distribution Plan    $23.46   $25.64   $27.54
Semiannual Distribution Plan   $23.47   $25.66   $27.52
 Principal                     $25.11   $24.49   $20.86

                             SCHEDULE OF INVESTMENTS
                            NATIONAL MUNICIPAL TRUST
                               SECOND PUT SERIES
                    (14 DAY REPURCHASE - COLLATERAL BACKED)

                                 March 31, 2001

Port-                                                                                                   Optional
folio                             Face        Interest    Maturity    Disposition   Refunding            Market
 No.   Title of Securities        Amount      Rate         Date       Year (4)     Redemptions(1)        Value(2)(3)
  1. New York State Housing
     Finance Agency, Shore Hill
     Revenue Housing Bonds
     (Section 8 Assisted)          4,790,000    7.500%    05/01/08     2007          NONE            $4,796,658

  2. Lake Placid Housing Devel-
     opment Funding Corporation,
     (Lake Placid, New York),
     Section 8 Housing Revenue
     Bonds (Lake Placid Apart-
     ments Project), Series A(5)   2,355,449    8.125     06/01/10     2008          NONE             2,369,888

                                  $7,145,449                                                         $7,166,546

                    See notes to schedule of investments

                     NOTES TO SCHEDULE OF INVESTMENTS
                        NATIONAL MUNICIPAL TRUST
                           SECOND PUT SERIES
                 (14 DAY REPURCHASE - COLLATERAL BACKED)

                           March 31, 2001

(1) There is shown under this heading the date on which each issue of Bonds is redeemable by the operation of optional call provisions and the redemption price for that date; unless otherwise indicated, each issue continues to be redeemable at declining prices thereafter but not below par. The Bonds may also be redeemable at par under certain circumstances from special redemption payments.

(2) The market value of the Bonds as of March 31, 2001 was determined by the Evaluator on the basis of bid side evaluations for the Bonds at such date, considering the repurchase commitment of the Seller.

(3) The Seller (refer to "Bonds-Repurchase Commitments" in Part I of this Prospectus) has committed to repurchase on fourteen calendar days' notice any bond at its unpaid principal amount plus accrued interest to meet redemptions of Units. Furthermore, bonds in the Trust are guaranteed as to principal and interest (and premium which may be owing due to redemption prior to maturity or otherwise) by the Seller. The Seller has secured such guarantees and repurchase commitments by pledging certain securities including those issued, guaranteed or insured by, and backed by the full faith and credit of, the United States Government, to United States Trust Company of New York, as Collateral Agent for the benefit of the Trust. The Seller has also agreed to provide additional collateral whenever the aggregate market or pledge value of the existing collateral is less than the aggregate market or pledge value requirement in an amount sufficient to eliminate such shortfall.

(4) The Trustee is required under the Indenture to sell each of the Bonds on its scheduled Disposition Date in the open market if the price which can be obtained on such date is in excess of the unpaid principal amount or, in all other cases, to the Seller at an amount equal to the outstanding principal plus accrued interest.

(5) Bonds provide for equal monthly payments of principal and interest; consequently, each payment made by the issuer of the Bond includes an amount of principal (which, although at first nominal, increases in amount with the payment at maturity being substantially all principal) and interest (which, although substantially all of the monthly payment at first, decreases in amount but not in rate, with the payment at maturity including only a nominal amount of interest).
                                  F-10

     This Post-Effective Amendment to the Registration Statement on Form S-6 comprises the following papers and documents:

                  The facing sheet on Form S-6.

                  The Prospectus.

                  Signatures.

     Consent of independent public accountants and consent of evaluator; all other consents were previously filed.

The following Exhibits:

****Ex-3.(i)          -      Limited Liability Agreement for Prudential
                               Investment Management Services LLC dated October 9, 1996, amended October 17, 1996.

****Ex-3.(ii)         -      By-Laws of Prudential Investment Management
                               Services LLC.

 ***Ex-4.a            -      Trust Indenture and Agreement dated September 6,
                               1989.

**Ex-5                -      Opinion of Counsel.

   *Ex-23             -      Consent of Kenny S&P Evaluation Services, a
                               division of J.J. Kenny Co., Inc. (as evaluator)

****Ex-99             -      Information as to Officers of Prudential
                               Investment Management Services LLC is
                               incorporated by reference to Form N-8B-2 filed pursuant to Section 8(b) of the Investment Act of 1940 (1940 Act File No. 811-2345).

****Ex-99.2           -      Affiliations of Sponsor with other investment
                               companies.

**Ex-99.4             -      Investment Advisory Agreement.

****Ex-99.A(11)       -      Code of Ethics

--------------------
*    Filed herewith.

**   Previously filed.

*** Incorporated by reference to exhibit of same designation filed with the Securities and Exchange Commission as an exhibit to the Registration Statement under the Securities Act of 1933 of National Municipal Trust, Series 164, Registration No. 33-66108 (filed February 28, 2000).

**** Incorporated by reference to exhibits filed with the Securities and Exchange Commission as an exhibit to Form N-8B-2 under the Investment Company Act of 1940 of National Municipal Trust (and Subsequent Trusts) formerly National Municipal Trust (First and subsequent National and State and similar series), File No. 811-2345 (filed June 29, 2001).

                                   SIGNATURES

     Pursuant to the requirements of the Securities Act of 1933, the registrant, National Municipal Trust, Second Put Series (14 Day Repurchase-Collateral Backed) certifies that it meets all of the requirements for effectiveness of this Registration Statement pursuant to Rule 485(b) under the Securities Act of 1933 and has duly caused this Registration Statement or amendment thereto to be signed on its behalf by the undersigned thereunto duly authorized, in the City of New York, and State of New York on the 30th day of July, 2001.

                           National Municipal Trust, Second Put Series
                           (14 Day  Repurchase-Collateral Backed)
                           (Registrant)

                           By PRUDENTIAL INVESTMENT MANAGEMENT SERVICES LLC
                                    (Sponsor/Depositor)

                           By: /s/ Kenneth Swankie
                                   Kenneth Swankie
                                   Vice President

                           By PIFM HOLDCO, INC.
                                (Manager of Prudential Investment Management
                                 Services LLC)

                          By: /s/ Kenneth Swankie
                                  Kenneth Swankie'
                                  Authorized signatory for PIFM Holdco, Inc.

                               CONSENT OF COUNSEL

     The consent of counsel to the use of its name in the Prospectus included in this Registration Statement is contained in its opinion filed as Exhibit 5 to this Registration Statement.

                 CONSENT OF INDEPENDENT ACCOUNTANTS

We hereby consent to the use in this Post-Effective Amendment No. 16 to Registration Statement No. 2-89666 on Form S-6 ("Registration Statement") of our report dated July 27, 2001, relating to the financial statements of National Municipal Trust, Second Put Series (14 Day Repurchase-Collateral Backed) which appears in such Registration Statement. We also consent to the reference to us under the heading "Independent Accountants" in such Registration Statement.

PricewaterhouseCoopers LLP
PricewaterhouseCoopers LLP
New York, New York
July 27, 2001
                                     II-5

                    CONSENT OF INDEPENDENT AUDITORS

	We consent to the use in the Post Effective Amendment No. 16 to Registration Statement No. 2-89666 of the National Municipal Trust, Second PUT Series (14 Day Repurchase-Collateral Backed) of our report dated July 10, 2000 appearing in the Prospectus, which is a part of such Registration Statement, and to the reference to our Firm under the heading "Auditors" in such Prospectus.

DELOITTE & TOUCHE LLP
DELOITTE & TOUCHE LLP
New York, New York
July 27, 2001
                                 II-6